================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 2, 1997


                                   ----------

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

                                   ----------

         Delaware                       1-8597                  94-2657368
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (510) 460-3600
              (Registrant's telephone number, including area code)


================================================================================

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements.

    (1) Audited Financial Statements for Contact Lens Technologies Limited for the year ended 31 March 1997.

    (2) Audited Financial Statements for New Focus Health Care Limited for the Year ended 31 March 1997.

    (3) Audited Financial Statements for Contact Lens Technologies Limited for the period 1 April 1997 to 31 October 1997.

    (4) Audited Financial Statements for New Focus Health Care Limited for the period 1 April 1997 to 31 October 1997.

    (5) Unaudited Financial Statements for Contact Lens Technologies Limited for the period 1 April 1996 to 31 October 1996.

    (6) Unaudited Financial Statements for New Focus Health Care Limited for the period 1 April 1996 to 31 October 1996.

(b) Pro forma financial information.

    (1) Unaudited pro forma financial information for The Cooper Companies, Inc. for the year ended October 31, 1997.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE COOPER COMPANIES, INC.



                                            By   /s/ Stephen C. Whiteford
                                               _________________________________
                                                 Stephen C. Whiteford
                                                 Vice President and
                                                 Corporate Controller
                                                 (Principal Accounting Officer)



Dated:  February 13, 1998

                       CONTACT LENS TECHNOLOGIES LIMITED
                        REPORTS AND FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED 31 MARCH 1997

DIRECTORS

     A D Galley

     I R Bussey

     G Fryling

SECRETARY

     I R Bussey

COMPANY NUMBER 02908056

REGISTERED OFFICE

     Unit 2, Southpoint, Hamble, Southampton, Hampshire, S03 5RF

                                                 CONTENTS                                              PAGES
----------------------------------------------------------------------------------------------------   -----

Directors' Report...................................................................................       1
Auditors' Report....................................................................................       2
Profit and Loss Account.............................................................................       3
Cash Flow Statement.................................................................................       4
Balance Sheet.......................................................................................       5
Notes to the Financial Statements...................................................................    6-13

                      CONTACT LENS TECHNOLOGIES LIMITED

                              DIRECTORS' REPORT

     The directors present their report and the financial statements for the year ended 31 March 1997.

PRINCIPAL ACTIVITIES

     The company's principal activity continues to be that of contact lens technology, manufacture of machinery and wholesaling of contact lenses.

     On 3 December 1997 Coopervision Inc., took over Contact Lens Technologies Limited.

DIRECTORS

     The directors who served during the year and their beneficial interests in the company's issued ordinary share capital were:

                                          NUMBER OF SHARES
                                        --------------------
                                         1997          1996
                                         ----          ----
G H Galley  (Resigned 02-12-97)            400          400
A D Galley                                 350          350
B Bevis     (Resigned 02-12-97)            200          200

     In addition I R Bussey and G Fryling were appointed directors of the company on 2 December 1997.

DIRECTORS' RESPONSIBILITIES

     Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to

           -- select suitable accounting policies and then apply them consistently;

           -- make judgements and estimates that are reasonable and prudent;

           -- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

     The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS

     The existing auditors, Leonard Gold Chartered Accountants, will be replaced by KPMG in accordance with section 388 of the Companies Act 1985.

     This report was approved by the board on 10 February 1998 in accordance with the provisions of Part VII of the Companies Act 1985, as amended, relating to small companies.

     Signed by order of the board of directors.

/s/ I R BUSSEY
-----------------
    I R Bussey
    SECRETARY

10 FEBRUARY 1998

   INDEPENDENT AUDITOR'S REPORT TO THE BOARD OF DIRECTORS AND SHAREHOLDERS

                      CONTACT LENS TECHNOLOGIES LIMITED

     We have audited the financial statements of Contact Lens Technologies Limited. These financial statements are the responsibility of Contact Lens Technologies Limited's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards in the United Kingdom, which are substantially consistent with those of the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Contact Lens Technologies Limited at 31 March 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended 31 March 1997, in conformity with generally accepted accounting principles in the United Kingdom.

     Generally accepted accounting principles in the United Kingdom vary in certain significant respects from generally accepted accounting principles in the United States. Application of generally accepted accepted accounting principles in the United States would have affected results of operations for each of the years in the three year period ended 31 March 1997 and shareholders' equity as at 31 March 1997 and 1996, to the extent summarised in note 19 to the financial statements.

/s/ LEONARD GOLD
---------------------
LEONARD GOLD
CHARTERED ACCOUNTANTS
Registered Auditors
24 Landport Terrace
Portsmouth
Hampshire
PO1 2RG
10 FEBRUARY 1998

                       CONTACT LENS TECHNOLOGIES LIMITED
           PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED 31 MARCH 1997

                                                                            NOTES      1997         1996         1995
                                                                            -----    ---------    --------       ----
                                                                                        'L'         'L'          'L'

TURNOVER.................................................................            1,251,124     415,777        --
COST OF SALES............................................................             (930,357)   (314,781)       --
                                                                                     ---------    --------    ---------
GROSS PROFIT.............................................................              320,767     100,996        --
ADMINISTRATIVE EXPENSES..................................................             (306,671)   (148,821)       --
                                                                                     ---------    --------    ---------
                                                                                        14,096     (47,825)       --
OTHER OPERATING INCOME...................................................      3       347,245     186,206        --
                                                                                     ---------    --------    ---------
OPERATING PROFIT.........................................................              361,341     138,381        --
PROFIT ON SALE OF FIXED ASSETS...........................................               16,475       --           --
                                                                                     ---------    --------    ---------
PROFIT ON ORDINARY ACTIVITIES BEFORE INTEREST............................              377,816     138,381        --
INTEREST PAYABLE.........................................................              (67,266)    (13,345)       --
                                                                                     ---------    --------    ---------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION............................              310,550     125,036        --
TAX ON PROFIT ON ORDINARY ACTIVITIES.....................................      4      (110,477)    (35,750)       --
                                                                                     ---------    --------    ---------
RETAINED PROFIT FOR THE YEAR.............................................     11    'L'200,073   'L'89,286    'L' --
                                                                                     =========    ========    ==========

  The results in the profit and loss account relate to continuing operations.

  There were no recognised gains or losses other than those included in the profit and loss account.

      The notes on pages 6 to 13 form part of these financial statements.

                       CONTACT LENS TECHNOLOGIES LIMITED
                       BALANCE SHEET AS AT 31 MARCH 1997

                                                                                     NOTES      1997        1996
                                                                                     -----    --------    --------
                                                                                                'L'         'L'

FIXED ASSETS
Tangible assets...................................................................      5      909,743     860,769
                                                                                              --------    --------
CURRENT ASSETS
Stocks............................................................................      6      237,298      44,223
Debtors...........................................................................      7      386,516     283,593
Cash at bank......................................................................               2,114       --
                                                                                              --------    --------
                                                                                               625,928     327,816
CREDITORS:
     Amounts falling due within one year..........................................      8     (943,447)   (747,091)
                                                                                              --------    --------
Net current liabilities...........................................................            (317,519)   (419,275)
                                                                                              --------    --------
TOTAL ASSETS LESS CURRENT LIABILITIES.............................................             592,224     441,494
CREDITORS:
     Amounts falling due after more than one year.................................      8     (301,865)   (325,458)
PROVISION FOR LIABILITIES AND CHARGES
     Deferred taxation............................................................      9        --        (25,750)
                                                                                              --------    --------
NET ASSETS........................................................................          'L'290,359   'L'90,286
                                                                                             =========    ========
CAPITAL AND RESERVES
     Called up share capital.....................................................      10        1,000       1,000
     Profit and loss account......................................................     11      289,359      89,286
                                                                                              --------    --------
Shareholders' Funds...............................................................     12   'L'290,359   'L'90,286
                                                                                             =========    ========

Approved by the board of directors on 10 February, 1998 and signed on its behalf. These accounts are prepared in accordance with the provisions of Part VII of the Companies Act 1985, as amended, relating to small companies.



           /S/ A D GALLEY
 .....................................
             A D Galley
              Director



           /S/ I R BUSSEY
 .....................................
             I R Bussey
              Director

   The notes on pages 6 to 13 form part of these financial statements.

                       CONTACT LENS TECHNOLOGIES LIMITED

             CASH FLOW STATEMENTS FOR THE YEAR ENDED 31 MARCH 1997

                                      NOTE           1997                       1996                        1995
                                      ----           ----                       ----                        ----
                                               'L'         'L'          'L'              'L'         'L'            'L'
NET CASH INFLOW FROM OPERATIONS
  ACTIVITIES.......................    16                372,193                       42,575                     209,481
RETURNS ON INVESTMENT AND SERVICING
  OF FINANCE
       Interest paid...............                      (72,822)                      (4,366)                       --
TAXATION
  Corporation tax paid.............                       (9,822)                         --                         --
CAPITAL EXPENDITURE AND FINANCIAL
  INVESTMENTS
  Payments to acquire tangible
    fixed assets...................          (193,679)                (884,612)                    (209,481)
  Receipts from sale of tangible
    fixed assets...................            62,000                  221,446                         --
                                            ---------                 --------                    ---------
NET CASH OUTFLOW FROM CAPITAL
  EXPENDITURE......................                     (131,679)                    (663,166)                   (209,481)
FINANCING
  Issue of ordinary share
  capital..........................              --                        600                         --
Bank loan advance..................              --                    365,000                         --
Bank loan repayments...............           (29,093)                  (3,042)                        --
                                            ---------                ---------                     --------
NET CASH (OUTFLOW)/INFLOW FROM
  FINANCING........................                      (29,093)                     362,558                        --
                                                        --------                     --------                   --------
INCREASE/(DECREASE) IN CASH........    17             'L'128,777                  'L'(262,399)                   'L' --
                                                      ==========                  ===========                   ========

       The notes on pages 6 to 13 form part of these financial statements.

                       CONTACT LENS TECHNOLOGIES LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED 31 MARCH 1997

1. ACCOUNTING POLICIES

BASIS OF PREPARATION OF ACCOUNTS

     The financial statements are prepared under the historical cost convention and incorporate the results of the principal activity which is described in the directors' report and which is continuing.

TURNOVER

     Turnover comprises the invoiced value of goods and services supplied by the company, net of Value Added Tax and trade discounts.

TANGIBLE FIXED ASSETS AND DEPRECIATION

     Tangible fixed assets are stated at cost less depreciation.

     Depreciation is provided at rates calculated to write off the cost of fixed assets, less their estimated residual value, over their expected useful lives on the following bases:

Improvements to property...................................   20% per annum straight line
Plant and equipment........................................   15% per annum straight line
Purpose built equipment....................................   15% per annum straight line
Fixtures and fittings......................................   15% per annum straight line
Computer equipment.........................................   33% per annum straight line

     The freehold property is maintained as a matter of company policy, by a continual repair programme, such that the residual value of the property is at least equal to its book value.

STOCKS

     Stocks are valued at the lower of cost and net realisable value after making due allowance for obsolete and slow moving items. Cost includes all direct costs and an appropriate proportion of fixed and variable overheads.

FOREIGN CURRENCIES

     Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Translation in foreign currencies are translated into sterling at the rate ruling on the date of the transaction. Exchange differences are taken into account in arriving at the operating result.

DEFERRED TAXATION

     Provision is made for taxation deferred as a result of material timing differences between the incidence of income and expenditure for taxation and accounts purposes using the liability method, only to the extent that, in the opinion of the directors, there is a reasonable probability that a liability or asset will crystallise in the near future.

                       CONTACT LENS TECHNOLOGIES LIMITED
       NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 1997

2. OPERATING PROFIT

     The operating profit is stated after charging:

                                                                               1997      1996      1995
                                                                              ------    ------    ------
                                                                               'L'       'L'       'L'

Depreciation of tangible fixed assets -- owned by the company..............   99,180    11,878      --
Directors' emoluments -- remuneration......................................   35,000    15,000      --
Equipment hire.............................................................     --      12,796      --
Auditors' remuneration.....................................................    2,040     2,405      --
                                                                              ======    ======   ======

3. OTHER OPERATING INCOME

                                                                        1997        1996        1995
                                                                      --------    --------    --------
                                                                        'L'         'L'         'L'

Rent received......................................................     52,000      13,000       --
Hire of equipment..................................................    120,000      18,206       --
Technology licence.................................................    100,000     150,000       --
Optical Sciences Inc. settlement...................................     65,195       --          --
Commission received................................................     10,051       --          --
                                                                      --------    --------    --------
                                                                    'L'347,245  'L'181,206   'L' --
                                                                      ========    ========    ========

4. TAXATION

                                                                        1997        1996        1995
                                                                      --------    --------    --------
                                                                        'L'         'L'         'L'

UK current year taxation
UK corporation tax at 33%..........................................    116,000      10,000       --
     (1996 -- 25%).................................................                  --
Deferred...........................................................    (25,750)     25,750       --
                                                                      --------    --------    --------
                                                                        90,250      35,750       --
Prior years
Corporation Tax....................................................     20,227       --          --
                                                                      --------    --------    --------
                                                                    'L'110,477   'L'35,750    'L' --
                                                                      ========    =========   ========

                       CONTACT LENS TECHNOLOGIES LIMITED
                       NOTES TO THE FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED 31 MARCH 1997

5. TANGIBLE FIXED ASSETS

                                                                                FREEHOLD        IMPROVEMENTS     PLANT AND
                                                                                PROPERTY         TO PROPERTY    EQUIPMENT
                                                                             ---------------    ------------    --------------
                                                                                   'L'               'L'             'L'
COST
     At 1 April 1996......................................................           365,000          5,000             42,539
                                                                             ---------------    -------------    --------------
DEPRECIATION
     At 1 April 1996......................................................         --                   249              4,753
     Charge for year......................................................         --                   996              6,384
                                                                             ---------------    -------------    --------------
                                                                                   --                 1,245             11,137
                                                                             ---------------    -------------    --------------
NET BOOK VALUES
     At 31 March 1996.....................................................        'L'365,000       'L'4,751          'L'37,786
     At 31 March 1997.....................................................        'L'365,000       'L'3,755          'L'31,402
                                                                             ================   =============    ==============


                                                                   PURPOSE          FIXTURES
                                                                    BUILT              AND           COMPUTER
                                                                  EQUIPMENT         FITTINGS         EQUIPMENT         TOTALS
                                                               ---------------    -------------    -------------   --------------
                                                                     'L'               'L'              'L'              'L'
COST
     At 1 April 1996........................................          457,288          --                 2,820           872,677
     Additions..............................................          185,297             5,051           3,331           193,679
     Disposals..............................................          (45,525)         --               --                (45,525)
                                                               ---------------    -------------    -------------   ---------------
                                                                      597,060             5,051           6,151         1,020,801
                                                               ---------------    -------------    -------------   ---------------
DEPRECIATION
     At 1 April 1996........................................            6,492          --                   384            11,878
     Charge for year........................................           89,640               420           1,740            99,180
                                                               ---------------    -------------    -------------   --------------
                                                                       96,132               420           2,124           111,058
                                                               ---------------    -------------    -------------   --------------
NET BOOK VALUES
     At 31 March 1996.......................................       'L'450,796          --              'L'2,436        'L'860,769
     At 31 March 1997.......................................       'L'500,928          'L'4,631        'L'4,027        'L'909,743
                                                               ===============    ==============    ============   ==============

                       CONTACT LENS TECHNOLOGIES LIMITED
                       NOTES TO THE FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED 31 MARCH 1997

6. STOCKS

                                                   1997               1996
                                              ---------------    --------------
                                                   'L'                 'L'

Contact lenses.............................           223,008            35,067
Packing and labels.........................            14,290             9,156
                                              ---------------    --------------
                                                   'L'237,298        'L' 44,223
                                              ===============    ===============


7. DEBTORS

                                              1997             1996
                                              ----             ----
                                               'L'              'L'

Due within one year:
     Value added tax......................      --            153,541
     Trade debtors........................   309,895          127,652
     Other debtors........................    76,621            2,400
                                          ----------       ----------
                                          'L'386,516       'L'283,593
                                          ==========       ==========

There were no amounts falling due after more than one year.


8. CREDITORS

                                                            AMOUNTS FALLING                    AMOUNTS FALLING
                                                              DUE WITHIN                        DUE AFTER MORE
                                                               ONE YEAR                          THAN ONE YEAR
                                                   ----------------------------------    -----------------------------
                                                        1997               1996               1997            1996
                                                   ---------------    ---------------    --------------   ------------
                                                         'L'               'L'                 'L'             'L'
Bank loans and overdraft (secured)..........           166,736            298,899            301,865          325,458
Corporation tax.............................           136,405             10,000          --               --
Director's current account..................                73            148,857          --               --
Trade creditors.............................             9,471            107,745          --               --
Accruals....................................           139,601             27,937          --               --
Other taxes and social security.............            42,703                950          --               --
Other creditors.............................             --                70,000          --               --
Due to related company......................           448,458             82,703          --               --
                                                   ---------------    ---------------    ---------------   -----------
                                                    'L'943,447         'L'747,091         'L'301,865        'L'325,458
                                                   ===============    ===============    ===============   ============


     The bank loan is repayable by equal monthly instalments over 10 years commencing February 1995 with 'L'149,735 being due after five years.

     Of the creditors 'L'468,601 are secured.

                         CONTACT LENS TECHNOLOGIES LIMITED
NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 1997

9. DEFERRED TAXATION

                                                                        PROVIDED FOR                       NOT PROVIDED FOR
                                                                   1997               1996              1997              1996
                                                              ---------------    --------------    --------------    --------------
                                                                    'L'               'L'                'L'               'L'

Depreciation of fixed assets............................               43,000            31,000          --                --
Accrued royalties and interest..........................              (43,000)           (5,250)         --                --
                                                              ---------------    --------------    --------------    --------------
                                                                 'L'   --             'L'25,750       'L'   --          'L'   --
                                                              ===============    ==============    ==============    ===============

10. CALLED UP SHARE CAPITAL

                                                                                     1997                 1996
                                                                               -----------------    -----------------

Authorised
Ordinary shares of 'L'1 each.........................................               'L'5,000,000         'L'5,000,000
                                                                               -----------------    -----------------
Ordinary shares of 'L'1 each.........................................               'L'    1,000         'L'    1,000
                                                                               =================    =================

11. PROFIT AND LOSS ACCOUNT


                                                                                     1997                 1996
                                                                               -----------------    -----------------
                                                                                      'L'                  'L'

Balance at 1 April 1996...............................................                    89,286              --
Retained profit for the year..........................................                   200,073               89,286
                                                                               -----------------    -----------------
Balance at 31 March 1997..............................................                'L'289,359         'L'   89,286
                                                                               =================    =================

12. RECONCILIATION AND MOVEMENT IN SHAREHOLDERS FUNDS

                                                                                     1997                  1996
                                                                               -----------------    -----------------
                                                                                      'L'                   'L'

Profit for the year........................................................              200,073               89,286
New shares issued during the year..........................................              --                       998
                                                                               -----------------    -----------------
New additions during the year..............................................              200,073               90,284
Shareholders funds at 1 April 1996.........................................               90,286                    2
                                                                               -----------------    -----------------
Shareholders funds at 31 March 1997........................................          'L' 290,359         'L'   90,286
                                                                               =================    ==================

                        CONTACT LENS TECHNOLOGIES LIMITED
       NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 1997

13. RELATED PARTY TRANSACTIONS

    During the year the company acquired 'L'1,001,473 (1996: 'L'233,601) of contact lenses from Aspect Vision Care Limited. It also received rent of 'L'52,000 (1996: 'L'13,000) and equipment rentals of 'L'120,000 (1996:
'L'18,206). Aspect Vision Care Limited is controlled by common directors, G H and A D Galley, and of which B Bevis is also a director.

14. CONTROLLING PARTY

    The directors as disclosed in the directors' report are the controlling party by virtue of their 95% holding in the equity share capital of the company on 31 March 1997.

15. POST BALANCE SHEET EVENTS

   The financial statements take into consideration events occurring between 31 March 1997 and the date of their approval by the board of directors.

16. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

                                                                          1997                 1996               1995
                                                                    ----------------      ----------------    ---------------
                                                                           'L'                  'L'                 'L'

Operating profit.................................                           361,341             138,381          --
Depreciation charges.............................                            99,180              11,878          --
Increase in stocks...............................                          (193,075)            (44,223)         --
Increase in debtors..............................                          (102,923)           (283,192)         --
Increase in creditors............................                           207,670             219,731            209,481
                                                                    ----------------    ----------------    ---------------
Net cash inflow from operating activities........                       'L' 372,193         'L'  42,575         'L'209,481
                                                                    ================    ================    ================

17. ANALYSIS OF CHANGES IN NET DEBT

                               AT         CASH        OTHER          AT          CASH        OTHER         AT
                             31.3.95      FLOWS      CHARGES      31.3.96       FLOWS       CHARGES     31.3.97
                           ----------- ----------- ------------ ------------ ------------ ----------- ------------
                               'L'         'L'          'L'          'L'          'L'         'L'          'L'

Cash in hand and at bank       --          --            --           --            2,114     --             2,114
Bank overdraft                 --         (262,399)      --         (262,399)     126,663     --          (135,736)
                           ----------- ----------- ------------ ------------ ------------ ----------- ------------
                               --         (262,399)      --         (262,399)     128,777     --          (133,622)
Bank loans                     --            3,042     (365,000)    (361,958)      29,093     --          (332,865)
                           ----------- ----------- ------------ ------------ ------------ ----------- ------------
TOTAL                      'L' --      'L'(259,357) 'L'(365,000) 'L'(624,357)  'L'157,870 'L' --      'L' (466,487)
                           =========== ============ ============ =========== ============ =========== ============

                        CONTACT LENS TECHNOLOGIES LIMITED
          NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 1997

18. RECONCILIATION OF NET CASH FLOWS TO MOVEMENT IN NET DEBT




                                                  1997                        1996                            1995
                                           -------------------         ------------------             ------------------
                                            'L'           'L'           'L'          'L'              'L'            'L'
Increase/(decrease) in cash
 in the period.....................      128,777                        (262,399)                     --
Cash outflow from repayment
 of bank loans.....................       29,093                           3,042                      --
                                      ----------                       ---------                   -------
                                                          157,870                   (259,357)                        --
New bank loan.....................                             --                   (365,000)                        --
                                                       ----------                  ---------                    -------
Movement in net debt
 in the year.......................                       157,870                   (624,357)                       --

Net debt at 1 April  1996..........                      (624,357)                        --                        --
                                                       ----------                  ---------                   -------

Net debt at 31 March  1997.........                    'L'(466,487)              'L'(624,357)                   'L'--
                                                       ===========               ===========                   ========

19a. SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UK AND US GENERALLY ACCEPTED
     ACCOUNTING PRINCIPLES

     The Company's financial statements are prepared in accordance with generally accepted accounting principles applicable in the United Kingdom (UK
GAAP), which differ in cerain significant respects from those applicable in the United States (US GAAP). The following are the main differences which are relevant to the Company's financial statements.

CAPITALISATION OF INTEREST

     Interest incurred as part of the cost of contructing fixed assets is capitalised and amortised over the life of the asset under UK GAAP. In accordance with common UK practice, the company does not capitalise such interest in its financial statements.

FREEHOLD PROPERTY DEPRECIATION

     Under certain circumstances UK GAAP does not require freehold properties to be depreciated. US GAAP requires that freehold properties must be depreciated over their useful economic lives.

DEFERRED TAXATION

     Under UK GAAP deferred taxes are accounted for to the extent that it is considered probable that a liability or asset will crystallise in the foreseeable future. Under US GAAP, deferred taxes are accounted for on all timing differences and a valuation allowance is established in respect of those deferred tax assets where it is more likely than not that some portion will remain unrealised.

                        CONTACT LENS TECHNOLOGIES LIMITED
      NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 1997



b. ADJUSTMENT TO UK PROFITS AND SHAREHOLDERS EQUITY FOR US GAAP

   Approximate effect on profit after taxation of significant differences between UK GAAP and US GAAP




                                                            31 MARCH,         31 MARCH           31 MARCH
                                                              1997              1996               1995
                                                              ----              ----               ----
                                                               'L'               'L'                'L'
Profit after taxation under UK GAAP...................        200,073          89,286               --
US GAAP adjustments:
     Capitalisation of interest.......................           --            13,345               --
     Depreciation on interest capitalised.............         (2,002)           --                 --
     Freehold property depreciation...................         (9,125)         (1,521)              --
     Tax effect on the foregoing adjustments..........            661          (4,404)              --
     Deferred tax.....................................         (3,047)         (2,759)              --
                                                          -----------        ---------          ---------
Profit after tax under US GAAP........................     'L'186,560        'L'93,947           'L'--
                                                          ===========        =========          =========


   Approximate effect on profit after taxation of significant differences between UK GAAP and US GAAP.


                                                            31 MARCH          31 MARCH
                                                              1997              1996
                                                              ----              ----
                                                               'L'               'L'
Shareholders' equity under UK GAAP....................       290,359           90,286
US GAAP adjustments:
     Capitalisation of interest.......................        13,345           13,345
     Depreciation on interest capitalised.............        (2,002)              --
     Freehold property depreciation...................       (10,646)          (1,521)
     Tax effect on the foregoing adjustments..........        (3,743)          (4,404)
     Deferred tax.....................................        (5,806)          (2,759)
                                                          ----------        ---------
Shareholders' equity under US GAAP....................    'L'281,507        'L'94,947
                                                          ==========        =========



C. BASIS OF PREPARATION OF CASH FLOW STATEMENT

     The company's cash flow statement is prepared in accordance with UK Financial Reporting Standard No 1 (Revised) 'Cash Flow Statements' (FRS 1-Revised), the objectives and principles of which are similar to those set out in Statement of Financial Accounting Standards 95, 'Statement of Cash Flows' (SFAS 95) under US GAAP. The principal differences between FRS 1 (Revised) and SFAS 95 relate to classification. Under FRS 1 (Revised), the company presents its cash flows for (a) operating activities; (b) returns on investment and servicing of finance; (c) taxation; (d) capital expenditure and financial investment; and (e) financing activities. SFAS 95 requires only three categories of cash flow activity (a) operating; (b) investing; and (c) financing.

     Cash flows from taxation and returns on investment and servicing of finance under FRS 1 (Revised) would be included as operating activities under SFAS 95. Under FRS 1 (Revised) cash includes only cash in hand plus deposits repayable on demand, less overdrafts repayable on demand. Under SFAS 95 cash and cash equivalents include all highly liquid short term investments with original maturities of three months or less.

<ftnote>
<list>

NEW FOCUS HEALTH CARE LIMITED

REPORTS AND FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 MARCH 1997

DIRECTORS

A D Galley
I R Bussey
G Fryling

SECRETARY

I R Bussey

COMPANY NUMBER 01847802

REGISTERED OFFICE

Unit 2, South Point, Hamble, Southampton, Hampshire, S031 4RF

CONTENTS                                                              Pages
--------                                                              -----
Directors' Report                                                      1-2

Auditors' Report                                                         3

Consolidated Profit and Loss Account                                     4

Consolidated Balance Sheet                                               5

Company Balance Sheet                                                    6

Consolidated Cashflow Statement                                          7

Notes to the Financial Statements                                      8-21


NEW FOCUS HEALTH CARE LIMITED

DIRECTORS' REPORT
--------------------------------------------------------------------------------

     The directors present their report and the financial statements for the year ended 31 March 1997.

PRINCIPAL ACTIVITIES AND BUSINESS REVIEW

     The group's principal activities and those of its trading subsidiaries continues to be those of manufacturers and wholesalers of contact lenses. The directors are satisfied with the results of the group for the year and expect further growth and increasing profits in the coming year.

     The performance of the three trading subsidiaries, Aspect Vision Care Limited, Aspect Speciality Limited and Aspect Vision Italia SRL is also considered satisfactory with all three operating profitably during the year. Aspect Speciality Limited has since the year end transferred its trade to Aspect Vision Care Limited and ceased trading.

     On 3 December 1997 CooperVision Inc. took over New Focus Health Care
Limited.

RESULTS AND DIVIDENDS

     The consolidated profit for the year, after taxation and minority interest, amounted to 'L'2,120,139. The directors recommend that no dividend be paid and that the balance be carried forward.

FIXED ASSETS

     The movement in fixed assets during the year are set out in notes 10 and 11 to the financial statements. In addition the Aspect Vision Care Limited purchased a freehold property for 'L'783,350 on 2 June 1997.

DIRECTORS

     The directors who served during the year and their beneficial interests in the company's issued ordinary share capital were:

                                                                              Number of Shares
                                                                           ------------------------
                                                                              1997          1996
                                                                           -------        --------
G H Galley  (resigned 2 December 1997)                                    241,303         241,303
W T Brooker (resigned 2 December 1997)                                    241,303         241,303
A D Galley                                                                241,302         241,302



     In addition I R Bussey and G Fryling were appointed directors of the company on 2 December 1997.

DIRECTORS' RESPONSIBILITIES

     Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and the group and of the profit or loss of the group for that period. In preparing those financial statements, the directors are required to

         - select suitable accounting policies and then apply them consistently;
         - make judgements and estimates that are reasonable and prudent;
         - state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;
         - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

NEW FOCUS HEALTH CARE LIMITED

--------------------------------------------------------------------------------

     The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

EMPLOYEES

     The group is committed to communication with employees throughout the group by its system of keeping employees informed of developments and progress through briefings by management and widely distributed news and information bulletins.

     The group's aim is to meet the obligations of the code of good practice on the employment of disabled people. Full and fair consideration is given to disabled applicants for employment and training, and career development is encouraged on the basis of their aptitude and abilities.

POLICY ON PAYMENT OF CREDITORS

     It is group policy not to follow a particular code but, in respect of all of its suppliers to settle the terms of payment when agreeing each transaction; to ensure that suppliers are made aware of the terms of payment; and to abide by those terms.

TAXATION STATUS OF THE COMPANY

     The company is a close company within the provisions of Section 414, Income and Corporation Taxes Act 1988.

AUDITORS

     The auditors, Leonard Gold Chartered Accountants, will be proposed for reappointment in accordance with section 385 of the Companies Act 1985.

     Signed by order of the board of directors,



/s/ I R BUSSEY
-----------------
I R BUSSEY
SECRETARY

10 FEBRUARY 1998

INDEPENDENT AUDITOR'S REPORT TO THE BOARD OF DIRECTORS AND SHAREHOLDERS

NEW FOCUS HEALTH CARE LIMITED
--------------------------------------------------------------------------------


     We have audited the financial statements of New Focus Health Care Limited and subsidiaries. These consolidated financial statements are the responsibility of New Focus Health Care Limited's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards in the United Kingdom, which are substantially consistent with those of the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New Focus Health Care Limited at 31 March 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended 31 March 1997, in conformity with generally accepted accounting principles in the United Kingdom.

     Generally accepted accounting principles in the United Kingdom vary in certain significant respects from generally accepted accounting principles in the United States. Application of generally accepted accounting principles in the United States would have affected results of operations for each of the years in the three year period ended 31 March 1997 and shareholders' equity as at 31 March 1997 and 1996, to the extent summarised in note 29 to the consolidated financial statements.

/s/ LEONARD GOLD

Leonard Gold Chartered Accountants
Registered Auditors
24 Landport Terrace
Portsmouth
Hampshire
P01 2RG

10 FEBRUARY 1998

NEW FOCUS HEALTH CARE LIMITED

CONSOLIDATED PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED 31 MARCH 1997
--------------------------------------------------------------------------------

                                    Notes              1997                      1996                       1995
                                    -----            --------                  --------                   --------
                                                       'L'                        'L'                        'L'
TURNOVER                               2            16,929,483               10,533,835                   6,257,844

COST OF SALES                                       (7,525,409)              (5,910,462)                 (3,384,325)
                                                     ----------               ----------                  ---------
GROSS PROFIT                                         9,404,074                4,623,373                   2,873,519

DISTRIBUTION COSTS                                    (689,844)                (561,201)                   (332,617)

ADMINISTRATIVE EXPENSES                             (5,667,807)              (4,301,036)                 (2,183,442)
                                                    ----------               ----------                  ----------
                                                     3,046,423                 (238,864)                    357,460

OTHER OPERATING INCOME                 4               154,378                   99,636                      35,382
                                                     ---------                ---------                   ---------
OPERATING PROFIT/(LOSS)                              3,200,801                 (139,228)                    392,842

EXCEPTIONAL ITEM                       7             2,176,229                  755,733                       -

INTEREST RECEIVABLE                                        994                    8,270                       1,835

INTEREST PAYABLE                       5              (428,092)                (307,572)                   (109,700)
                                                    ----------               ----------                  ----------

PROFIT ON ORDINARY ACTIVITIES BEFORE
  TAXATION                                           4,949,932                  317,203                     284,977


TAX ON PROFIT ON ORDINARY
  ACTIVITIES                           8           (1,703,398)                 (182,841)                    (97,024)
                                                    ---------               -----------                   ---------
PROFIT FOR THE FINANCIAL YEAR                       3,246,534                   134,362                     187,953

MINORITY INTEREST                                  (1,126,395)                 (165,065)                    (42,094)
                                                    ---------               -----------                   ---------

RETAINED PROFIT/(LOSS) FOR
  THE YEAR                             17        'L'2,120,139                'L'(30,703)                 'L'145,859
                                                 ============               ============                 ===========




The results in the profit and loss account relate to continuing operations.

There were no recognised gains or losses other than those included in the profit and loss account.

      The notes on pages 8 to 21 form part of these financial statements.

NEW FOCUS HEALTH CARE LIMITED

CONSOLIDATED BALANCE SHEET AS AT 31 MARCH 1997
--------------------------------------------------------------------------------



                                                     Notes         1997              1996
                                                     -----       ---------        ---------
                                                                    'L'              'L'

FIXED ASSETS
Tangible Assets                                         10      4,043,222          1,693,840
                                                               ----------          ----------


CURRENT ASSETS
Stocks                                                  12      3,701,011          1,546,883
Debtors                                                 13      6,415,593          3,713,260
Cash at Bank and In Hand                                          476,584            173,798
                                                               ----------          ----------
                                                               10,593,188          5,433,941

CREDITORS:
Amounts falling due within one year                     14     (9,177,340)        (5,327,241)
                                                               ----------          ----------
NET CURRENT ASSETS                                              1,415,848            106,700
                                                               ----------          ----------


TOTAL ASSETS LESS CURRENT LIABILITIES                           5,459,070          1,800,540

CREDITORS:
Amounts falling due after more than
  one year                                              14     (1,456,018)          (994,987)
                                                               ----------          ----------


NET ASSETS                                                   'L'4,003,052         'L'805,553
                                                             ============         ==========


CAPITAL AND RESERVES
Called up Share Capital                                 15          7,239              7,239
Share Premium Account                                   16        317,761            317,761
Profit and Loss Account                                 17      2,350,851            230,712
                                                               ----------          ----------

Shareholders' Funds                                     18      2,675,851            555,712

Minority Interest                                               1,327,201            249,841
                                                               ----------          ----------
                                                             'L'4,003,052         'L'805,553
                                                             ============         ===========





APPROVED BY THE BOARD ON 10 FEBRUARY 1998


/s/ A D GALLEY
_________________________________
A D GALLEY -- DIRECTOR



/s/ I R BUSSEY
__________________________________
I R BUSSEY -- DIRECTOR


The notes on pages 8 to 21 form part of these financial statements.

NEW FOCUS HEALTH CARE LIMITED

COMPANY BALANCE SHEET AS AT 31 MARCH 1997
--------------------------------------------------------------------------------


                                                     Notes                  1997                      1996
                                                     -----            -----------------         ---------
                                                                            'L'                     'L'

FIXED ASSETS
Investments                                           11                 1,118,556                1,118,556
                                                                      ------------             ------------

CURRENT ASSETS
Debtors                                               13                   284,059                  286,176

CREDITORS:
Amounts falling due within one year                   14                    (1,450)                 (41,710)
                                                                      ------------             ------------
NET CURRENT ASSETS                                                         282,609                  244,466
                                                                      ------------             ------------
NET ASSETS                                                            'L'1,401,165             'L'1,363,022
                                                                      ============             ============

CAPITAL AND RESERVES

Called up Share Capital                               15                     7,239                    7,239
Share Premium                                         16                   317,761                  317,761
Profit and Loss Account                               17                 1,076,165                1,038,022
                                                                      ------------             ------------
Shareholders' Funds                                   18              'L'1,401,165             'L'1,363,022
                                                                      ============             ============




APPROVED BY THE BOARD ON 10 FEBRUARY 1998

/s/ A D GALLEY
__________________________________
A D GALLEY -- DIRECTOR



/s/ I R BUSSEY
__________________________________
I R BUSSEY -- DIRECTOR


The notes on pages 8 to 21 form part of these financial statements.

NEW FOCUS HEALTH CARE LIMITED

CONSOLIDATED CASH FLOW STATEMENT FOR THE YEAR ENDED 31 MARCH 1997
--------------------------------------------------------------------------------


                                   Notes            1997                             1996                             1995
                                   -----            ----                             -----                            ----
                                              'L'             'L'            'L'             'L'             'L'               'L'

NET CASH INFLOW FROM
OPERATING ACTIVITIES                 26                     2,481,228                      1,469,815                       490,159


RETURNS ON INVESTMENTS AND
SERVICING OF FINANCE
Interest Received                                 994                          8,270                         1,835
Interest Paid                                (202,969)                      (165,787)                      (88,817)
Interest Element of Finance
Lease Rental Payments                         (73,489)                       (29,794)                      (20,883)
                                           -----------                    ----------                     ---------

NET CASH OUTFLOW FROM RETURNS
ON INVESTMENTS AND SERVICING
OF FINANCE                                                   (275,464)                      (187,311)                     (107,865)

TAXATION
Corporation Tax Paid                          (107,864)                      (98,987)                       (5,108)
ACT Received                                       412                           -                             -
                                           -----------                    ----------                     ---------
TAX PAID                                                     (107,452)                       (98,987)                       (5,108)

CAPITAL EXPENDITURE AND
FINANCIAL INVESTMENT
Payment/(Receipts) to Acquire
  Minority Interest                            (49,035)                       74,093                            -
Payments to acquire Tangible
  Fixed Assets                              (2,438,726)                     (803,165)                     (657,541)
Receipts from Sales of Tangible
  Fixed Assets                                  37,318                        71,390                        14,750
Purchase of Subsidiary
  Fixed Assets                                     -                         (36,976)                          -
                                           -----------                    ----------                     ---------

NET CASH OUTFLOW FROM CAPITAL
  EXPENDITURE                                              (2,450,443)                      (694,658)                     (642,791)


FINANCING
Bank Loan Advance                              665,000                           -                         500,000
Bank Loan Repayment                           (116,495)                      (76,786)                      (10,180)
Finance Lease and Hire
  Purchase Repayment                          (345,621)                     (187,499)                     (158,908)
                                           -----------                    ----------                     ---------

NET CASH INFLOW/(OUTFLOW)
  FROM FINANCING                                              202,884                       (264,285)                      330,912
                                                           ----------                     ----------                     ---------

(DECREASE)/INCREASE IN CASH          27                   'L'(149,247)                    'L'224,574                     'L'65,307
                                                           ==========                     ==========                     =========





      The notes on pages 8 to 21 form part of these financial statements.

NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 1997
--------------------------------------------------------------------------------


1.       ACCOUNTING POLICIES

         BASIS OF PREPARATION OF ACCOUNTS

         The financial statements are prepared in accordance with applicable accounting standards, and incorporate the results of the principal activities which are described in the directors' report and which are continuing. There have been no changes in accounting policies during the year.


         CONSOLIDATION

         The consolidated financial statements include the results of New Focus Health Care Limited and its subsidiary undertakings drawn up to 31 March 1997. No profit and loss account for the company has been presented for New Focus Health Care Limited as permitted by Section 230 of the Companies Act 4985.

         TURNOVER

         Turnover comprises the invoiced value of goods and services sold exclusive of Value Added Tax.

         TANGIBLE FIXED ASSETS AND DEPRECIATION

         Tangible fixed assets are stated at cost less depreciation.

         Depreciation is provided at rates calculated to write off the cost of fixed assets, less their estimated residual value, over their expected useful lives on the following bases:

         Short Leasehold Properties          - over the term of the lease
         Plant, Equipment and Fittings       - 3-7 years
         Motor Vehicles                      - 4 years

         The freehold property is maintained as a matter of company policy, by a continual repair programme, such that the residual value of the property is at least equal to its book value.

         Goodwill on Consolidation

         The excess of the cost of acquisition over the fair value of the underlying net assets is written off to profit and loss account in the year in which it arises.

         Stocks

         Stocks are valued at the lower of cost, based on normal levels of activity, and net realisable value, (inclusive of a proportion of appropriate overheads).

NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 1997
--------------------------------------------------------------------------------

1.       ACCOUNTING POLICIES (CONTINUED)

         DEFERRED TAXATION

         Provision is made for taxation deferred as a result of material timing differences between the incidence of income and expenditure for taxation and accounts purposes using the liability method, only to the extent that, in the opinion of the directors, there is a reasonable probability that a liability or asset will crystallise in the near future.

         RESEARCH AND DEVELOPMENT

         Expenditure on research and development is written off against profits in the period in which it is incurred.

         FOREIGN CURRENCIES

         Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate ruling on the date of the transactions. Exchange differences are taken into account in arriving at the operating results.

         The profit and loss accounts of overseas operations are translated into sterling at the average rate. The balance sheet of the overseas operation is translated into sterling at the closing rate.

         Exchange differences arising from the translation of the results of overseas operations are recorded in the profit and loss account.

         LEASING AND HIRE PURCHASE

         Assets obtained under hire purchase contracts and finance leases are capitalised as tangible fixed assets and depreciated over their useful lives. Finance leases are those where substantially all of the benefits and risks of ownership are assumed by the company. Obligations under such agreements are included in creditors net of the finance charge allocated to future periods.

         Rentals paid under operating teases are charged to the profit and loss account as incurred.

         PENSION SCHEME

         The group operates group personal pension schemes for the benefit of the employees, and the pension charge represents the amounts payable by the group to the schemes in respect of the year.

2.       TURNOVER BY GEOGRAPHICAL REGION

                                          1997              1996              1995
                                          ----              ----              ----
                                          'L'                'L'               'L'

United Kingdom                        9,066,178         6,080,426         3,837,984
Europe                                5,979,053         3,708,049         2,238,520
Rest of the World                     1,884,252           745,360           181,340
                                  -------------     -------------      ------------
                                  'L'16,929,483     'L'10,533,835      'L'6,257,844
                                  =============     =============      ============


NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 1997
--------------------------------------------------------------------------------

3. OPERATING PROFIT

The operating profit/(loss) is stated after charging:


                                             1997          1996           1995
                                             ----          ----           ----
                                              'L'           'L'            'L'

Goodwill written off                        210,965       658,741           --
Depreciation of tangible fixed assets
 - owned by the company                     405,359       200,217        103,181
 - under hire purchase and finance
   lease contracts                          255,134       131,551         75,579
 - Loss/(Profit) on disposal of
   fixed assets                               3,427       (14,730)        (3,985)
Hire of Equipment                            59,400        50,569         31,309
Other Operating Lease Rentals               142,687       156,218         99,052
Auditors' remuneration                       39,679        41,389         13,682
                                            =======       =======        =======


4. OTHER OPERATING INCOME

                                                1997            1996           1995
                                                ----            ----           ----
                                                 'L'             'L'            'L'

Sale of Business                                 6,800           2,109          --
Commission                                     144,703          81,390         35,382
Postage and Freight                              2,875           --             --
Royalties                                       --              16,000          --
Sundry Receipts                                 --                 137          --
                                            ----------       ---------      ---------
                                            'L'154,378       'L'99,636      'L'35,382
                                            ==========       =========      =========



5.  INTEREST PAYABLE

                                                  1997             1996                 1995
                                                  ----             ----                 -----
                                                   'L'             'L'                   'L'

On Bank Loans, Overdrafts and Other Loans
- repayable within five years, by
  instalments                                     (8,922)          3,447                 -
- repayable within five years, not by
  instalments                                    301,130         218,721              74,655
- repayable wholly or partly in more
  than five years                                 66,256          56,705              14,162
- on hire purchase and finance lease
  charges                                         69,628          28,699              20,883
                                              ----------      ----------          ----------
                                              'L'428,092      'L'307,572          'L'109,700
                                              ==========      ==========          ==========



NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 1997
--------------------------------------------------------------------------------

6. STAFF COSTS


                                                           1997             1996           1995
                                                           ----             ----           -----
                                                            'L'              'L'            'L'

The average weekly number of employees, including directors, during the year was:

Manufacturing                                                 344            199             98
Sales                                                          73             54             41
Directors                                                       5              5              5
                                                        ---------      ---------      ---------
                                                              422            258            144
                                                        =========      =========      =========

STAFF COSTS (FOR THE ABOVE PERSONS):
Directors' Remuneration                                   194,120        198,086        140,076
Directors' Benefits in Kind                                28,415         29,141         22,416
Directors' Social Security Costs                           19,830         19,023         14,288
Directors' Pension Contributions                           16,229         13,044          8,441
Other Wages and Salaries (including
  social security costs)                                6,797,548      3,927,409      1,857,282
Other Pension Costs                                       107,344         68,347         32,998
                                                     ------------   -------------  -------------
                                                     'L'7,163,486   'L'4,255,050   'L'2,075,501
                                                     ============   =============  ============


Of the above directors' remuneration 'L'182,120 (1996: 'L'186,086 and 1995:
'L'80,076) was paid by a subsidiary undertaking.

                                                             1997            1996         1995
                                                             ----            ----         -----
                                                              'L'             'L'          'L'

Directors' Emoluments

Aggregate Emoluments                                         222,099         227,227      162,492
Company Pension Contributions to
  Money Purchase Schemes                                      16,229          13,044        8,441
                                                          ----------      ----------   ----------
                                                          'L'238,328      'L'240,271   'L'170,933
                                                          ==========      ==========   ==========





                                                Number       Number       Number
                                                ------       ------       ------
Number of Directors who are members of a
Money Purchase Scheme                                3            3            1
                                                ======       ======       ======


                                                  1997        1996          1995
                                                  ----        ----          ----
                                                  'L'          'L'          'L'
Emoluments of Highest Paid Director

- Aggregate Emoluments                          81,639       79,429       70,943
- Company Pension Contributions to
   Money Purchase Scheme                         6,120        7,434         --
                                                ======       ======       ======


NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 1997
--------------------------------------------------------------------------------


7. EXCEPTIONAL ITEMS


                                                           1997               1996            1995
                                                           ----               ----            -----

         Settlement of Trade Dispute                  'L'2,125,406       'L'755,733           'L' -
                                                      ============       ==========       ==========


8. TAXATION


                                                           1997               1996            1995
                                                           ----               ----            -----
                                                            'L'               'L'             'L'

UK CURRENT YEAR TAXATION

UK CORPORATION TAX AT 33%                                1,900,800          534,266          97,000
DEFERRED                                                  (201,000)        (353,000)           --
                                                        ----------       ----------       ---------
                                                         1,699,800          181,266          97,000

PRIOR YEARS
Corporation Tax                                              3,598            1,575              24
                                                        ----------       ----------       ---------
                                                      'L'1,703,398       'L'182,841       'L'97,024
                                                      ============       ==========       =========



9.  PROFIT ATTRIBUTABLE TO THE MEMBERS OF THE PARENT COMPANY

    The profit dealt with in the accounts of the parent company amounted to 'L'38,143 (1996: 'L'311,048 profit and 1995: 'L'71,298 loss).

10. TANGIBLE FIXED ASSETS - GROUP


                                           Short           Plant,
                         Freehold         Leasehold      Equipment         Motor
                         Property         Property       & Fittings        Vehicles          Totals
                         --------         --------       ----------        --------          ------
                            'L'              'L'             'L'              'L'              'L'

COST
At 1 April 1996              --            309,761        2,121,391          341,431        2,772,583
Additions                 950,000          317,450        1,766,180           19,990        3,053,620
Disposals                    --              --            (547,865)         (36,375)        (584,240)
                       ----------       ----------       ----------       ----------       ----------
                          950,000          627,211        3,339,706          325,046        5,241,963
                       ----------       ----------       ----------       ----------       ----------

DEPRECIATION
At 1 April 1996              --             55,341          907,183          116,219        1,078,743
Charge for Year              --             80,519          493,783           86,197          660,493
Disposals                    --               --           (522,197)         (18,298)        (540,495)
                       ----------       ----------       ----------       ----------       ----------
                             --            135,854          878,769          184,118        1,198,741
                       ----------       ----------       ----------       ----------       ----------

NET BOOK VALUES
At 31 March 1997       'L'950,000       'L'491,357     'L'2,460,937       'L'140,928     'L'4,043,222
At 31 March 1996             --         'L'254,420     'L'1,214,208       'L'225,212     'L'1,693,840
                       ==========       ==========     ============       ==========     ============


         The net book value of tangible fixed assets include an amount of 'L'820,618 (1996:'L'471,331) in respect of assets held under finance leases and hire purchase contracts. Depreciation charged on these assets during the period amounted to'L'255,134 (1996: 'L'131,551).

         At the balance sheet date the group had capital commitments amounting to 'L'264,733 (1996: 'L'505,934) in respect of contracts approved by the board and contracted for.

NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 1997
--------------------------------------------------------------------------------

10. TANGIBLE FIXED ASSETS - GROUP (CONTINUED)

    Included within fixed assets are fully depreciated assets with cost as follows:-


                                                            1997              1996
                                                            ----              ----
                                                             'L'               'L'

Plant, Equipment and Fittings                               89,623           562,687
Motor Vehicles                                              35,000             -
                                                        ----------        ---------
                                                        'L'124,623        'L'562,687
                                                        ==========        =========


11. INVESTMENTS - COMPANY

    Investments in Subsidiary Undertakings:

                                                     1997                  1996
                                                     ----                  ----
                                                      'L'                  'L'
Cost at 1 April 1997                               1,118,556             1,118,556
Provisions as at 1 April 1996                          -                  (577,735)
                                                ------------          ------------
                                                   1,118,556               540,821
Movement on Provisions                                 -                   577,735
                                                ------------          ------------
Cost at 31 March 1997                           'L'1,118,556          'L'1,118,556
                                                ============          ============





                                                                    Country of           Country of
Name                                               Holding %        Incorporation        Registration
----                                               ---------        -------------        ------------
Aspect Vision Care Limited - Contact
  lens manufacture and distribution                   65.8%           England            Great Britain
Aspect Vision Italia SRL - Contact
  lens distribution                                   70%             Italy              Italy
Aspect Speciality Limited - Contact
  lens distribution                                   75.5%           England            Great Britain
Focus Solutions Limited
 - Dormant                                           100%             England            Great Britain
Aspect Contact Lenses Limited
 - Dormant                                           100%             England            Great Britain
Averlan Company Limited
 - Dormant                                           100%             England            Great Britain


12. STOCKS - GROUP

                                                      1997                1996
                                                      ----                ----
                                                       'L'                 'L'

Lenses                                            2,836,727           1,223,734
Materials                                           256,771              96,333
Packaging and Labels                                164,576              99,037
Moulds                                              353,058              80,978
Work in Progress                                     86,879              46,801
Plant Stock                                           3,000              -
                                               ------------        ------------
                                               'L'3,701,011        'L'1,546,883
                                               ============        ============


NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 1997
--------------------------------------------------------------------------------

13. DEBTORS - GROUP

                                                    1997                         1996
                                                    ----                         ----
                                                     'L'                         'L'

Trade Debtors                                    3,502,689                   2,473,120
Amounts due from Related Company                   448,458                      82,703
Prepayments                                        180,515                     318,576
Other Debtors                                    1,729,931                     273,436
Deferred Taxation (Note 19}                        554,000                     353,000
                                              ------------                ------------
                                              'L'6,415,593                'L'3,500,835
                                              ============                ============



         There were no amounts falling due after more than one year.

         DEBTORS - COMPANY


                                                 1997             1996
                                                 ----             -----
                                                  'L'               'L'
Due within one year:

Dividend Receivable                              -                286,176
Amounts Due from Group Undertakings            284,059              -
                                            ----------         ----------
                                            'L'284,059         'L'286,176
                                            ==========         ==========



         There were no amounts falling due after more than one year.

14. CREDITORS - GROUP


                                         Amounts falling               Amounts falling
                                           due within                   due after more
                                            one year                    than one year
                                          ------------                 ---------------
                                       1997            1996           1997           1996
                                       ----            ----           ----           ----
                                        'L'            'L'            'L'            'L'

Bank Loan and Overdraft              917,510        423,625        797,527        290,874
Net obligations Under Finance
Leases & Hire Purchase
 Contracts                           275,079        197,512        289,546         97,840
Corporation Tax                    2,330,800        534,266           --             --
Directors' Loan and Current
  Accounts                            75,442         88,397           --             --
Factoring Creditor                   755,617        398,065           --             --
Trade Creditors                    1,743,644      1,815,831           --             --
Accruals                           2,296,903      1,393,593           --             --
Other Taxes & Social Security        431,822        190,224           --             --
Other Creditors                      205,523        128,376        368,945        170,300
Patent Holders Loan                     --             --             --          435,973
Pension Loan                         145,000        157,352           --             --
                                   ---------      ---------      ---------      ---------
                                'L'9,177,340    'L'5,327,241  'L'1,456,018     'L'994,987
                                ============    ============  ============     ==========


NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 1997
--------------------------------------------------------------------------------

14.      CREDITORS - GROUP (CONTINUED)

         The bank loan, overdrafts and directors' loan are secured by fixed and floating charges over the assets of the company.

         The factoring account is secured by a floating charge over the company's sales ledger.

         The finance leases and hire purchase contracts are all repayable within five years and are secured on the assets concerned. Bank loan repayments totalling 'L'381,284 are due after five years. The bank loans of 'L'639,905 and 'L'321,634 are repayable by instalments of 'L'8,130.64 and 'L'10,180 respectively to achieve repayment by September 2006 and February 2000.

         Of the creditors 'L'3,035,279 (1996: 'L'1,407,916) are secured.

         CREDITORS - COMPANY


                                                Amounts falling
                                                 due within
                                                  one year
                                                  --------
                                             1997               1996
                                             ----               ----
                                              'L'                'L'

         Accruals and Deferred Income        1,450              2,668
         Amounts Due to Group Companies       -                39,042
                                          --------          ---------
                                          'L'1,450          'L'41,710
                                          ========          ==========


         There were no amounts falling due after more than one year.

15.      CALLED UP SHARE CAPITAL


                                          1997                        1996
                                          ----                        ----
                                                Issued                          Issued
                                               and Fully                       and Fully
                               Authorised        Paid       Authorised           Paid
                               ----------        -----      ----------           ----
                                      'L'           'L'            'L'            'L'

Ordinary Shares of 'L'0.01        500,000          7,239        500,000          7,239
Convertible Redeemable
 Preferred Ordinary Shares
 of 'L'0.01                       900,000           --          900,000           --
Preferred Ordinary Shares
 of 'L'0.01                     1,600,000           --        1,600,000           --
                                ---------      ---------      ---------      ---------
                             'L'3,000,000       'L'7,239   'L'3,000,000       'L'7,239
                             ============       ========   ============       ========


16.      SHARE PREMIUM ACCOUNT

         There was no movement in the share premium account during the year.

NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 1997
--------------------------------------------------------------------------------

17.      PROFIT AND LOSS ACCOUNT



                                                Group              Company
                                                -----              -------
                                                 'L'                   'L'

Balance at 1 April 1996                       230,712             1,038,022
Retained Profit For The Year                2,120,139                38,143
                                         ------------          -------------
Balance at 31 March 1997                 'L'2,350,851          'L'1,076,165
                                         ============          =============



18.      RECONCILIATION OF MOVEMENT IN SHAREHOLDERS FUNDS

         There was no movement in the shareholders' funds during the year except for the profit as set out in note 17.

19.      DEFERRED TAX - GROUP


                                               Unprovided                      Provided
                                               ----------                      --------
                                        1997              1996           1997           1996
                                        ----              ----           ----           ----
                                          'L'              'L'            'L'            'L'
Accelerated Capital Allowance              -             27,000         50,000          3,000
Finance Lease Payments                     -             35,000         54,000           -
Short Term Timing Difference               -              -           (658,000)      (356,000)
                                       -------       ----------    -----------    -----------
                                       'L' -          'L'62,000    'L'(554,000)   'L'(353,000)
                                       =======       ==========    ===========    ============



20.      OPERATING LEASES - GROUP

         At 31 March 1997 the group had the following commitments under non-cancellable operating leases as follows:-


                                                         1997                                  1996
                                                         ----                                  ----
                                Land and Building                 Other     Land and Building            Other
                                -----------------                 -----     -----------------            -----
                                         'L'                        'L'              'L'                  'L'

Expiry Date:
Within one year                        43,500                    53,015             6,000                 -
Between two and five years             40,800                   200,879           135,500              83,058
After more than five years             30,000                         -            30,000                 -
                                       ======                   =======           =======             =======



21.      CONTROLLING PARTY

         The directors of the company, as disclosed in the Directors' Report, are the controlling party of New Focus Health Care Limited by virtue of their 100% holding in the equity share capital of the company on 31 March 1997.

NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 1997
--------------------------------------------------------------------------------

22.      RELATED PARTY TRANSACTIONS - GROUP

         The group had the following transactions with Contact Lens Technologies Limited, a company of which G H Galley, A D Galley and B Bevis (directors of Aspect Vision Care Limited) are directors.


                                         1997                    1996
                                         ----                    ----
                                          'L'                     'L'
         Sale of Contact Lenses      1,001,473                   233,601
         Rent of Property               52,000                    13,000
         Rent of Equipment             120,000                    18,206
                                     =========                   =======


         In addition the company's directors own the patent rights along with B Bevis, I Atkinson and A Morland to the company's manufacturing process. Royalties of lOp per finished lens and 7p per finished mould are charged by the patent holders for their rights.

23.      CONTINGENT LIABILITIES - GROUP

         Guarantees for deferred duty totalling 'L'60,000 have been given to H M Customs & Excise.

CONTINGENT LIABILITIES - COMPANY

         The company has provided unlimited guarantees in respect of bank borrowings of certain subsidiary undertakings. At 31 March 1997 this liability amounted to 'L'1,375,624 (1996: 'L'615,245).


24.      PENSION COMMITMENTS - GROUP

         The group administers group personal pension schemes for its employees. The assets of the schemes are held separately from those of the group in independently administered funds.

25.      POST BALANCE SHEET EVENTS

         The financial statements take into consideration events occurring between 31 March 1997 and the date of their approval by the board of directors. A subsidiary undertaking purchased the freehold of the Thermo King premises in Hamble for 'L'783,350 on 2 June 1997.

NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 1997
--------------------------------------------------------------------------------

26. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

                                                   1997                 1996                1995
                                                   ----                 ----                ----
                                                     'L'                 'L'                 'L'

Operating Profit/(Loss)                         3,200,801            (139,228)            392,842
Depreciation Charge                               660,493             331,768             178,760
Loss/(Profit) on Disposal of Tangible
 Fixed Assets                                       3,427             (14,730)             (3,985)
Exceptional Item - Settlement of Trade
 Dispute                                        2,176,229             755,733                --
(Increase)/Decrease in Stocks                  (2,151,128)            127,585            (792,477)
Increase in Debtors                            (2,501,745)         (1,411,818)           (232,803)
Increase in Creditors                           1,093,151           1,820,505             947,822
                                             ------------         -----------          ----------

NET CASH INFLOW FROM OPERATING ACTIVITIES    'L'2,481,228         'L'1,469,815         'L'490,159
                                             ============         ============         ==========




27.      ANALYSIS OF CHANGES IN NET DEBT




                        At           Cash       Other             At            Cash      Other          At            Cash
                        1.4.94       Flows      Changes           31.3.95       Flows     Changes        31.3.96       Flows
                        ------       -----      --------          -------       -----     -------        -------       -----
                          'L'          'L'        'L'               'L'           'L'        'L'            'L'          'L'


Cash in Hand and
  at Bank                   87        1,227          -              1,314      172,484         -          173,798      302,786
Bank Overdraft        (417,635)      64,080          -           (353,555)      52,090         -         (301,465)    (452,033)
                                 ----------                                 ----------                              ----------
                                     65,307                                    224,574                                (149,247)
Bank Loans               -           10,180      (500,000)       (489,820)      76,786         -         (413,034)     116,495
Hire Purchase
and Finance
Lease                  (28,950)     158,908      (480,590)       (350,632)     187,499     (132,219)     (295,352)     345,621
                   -----------   ----------   -----------   -------------   ----------  -----------   -----------   ----------
TOTAL              'L'(446,498)  'L'234,395   'L'(980,590)  'L'(1,192,693)  'L'488,859  'L'(132,219)  'L'(836,053)  'L'312,869
                   ===========   ==========   ===========   =============   ==========  ===========   ===========   ==========



                         Other                 At
                         Changes               31.3.97
                         -------               -------
                           'L'                   'L'
Cash in Hand and
  at Bank                   -                 476,564
Bank Overdraft              -                (753,498)

Bank Loans              (665,000)            (961,539)
Hire Purchase
and Finance
Lease                   (614,894)            (564,625)
                   -------------        -------------
TOTAL              'L'(1,279,894)       'L'(1,803,078)
                   =============        =============



NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 1997
--------------------------------------------------------------------------------

28. RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET DEBT (NOTE 27)


                                     1997               1996                  1995
                                 ------------       ------------         ------------
                                 'L'       'L'      'L'       'L'        'L'       'L'

(Decrease) Increase in
  cash in the Period             (149,247)            224,574              65,307
Cash Outflow from Repayment
  of Bank Loans                   116,495              76,786              10,180
Cash Outflow from Repayment
  of Hire Purchase and
  Finance Leases                  345,621             187,499             158,908
                                 --------             -------             -------
                                             312,869             488,859              234,395
New Bank Loan                     (65,000)              --               (500,000)

New Hire Purchase and
Finance Leases                   (614,894)           (132,219)           (480,590)
                               -----------           ---------           ----------
                                          (1,279,894)           (132,219)            (980,590)
                                        -------------          -----------         -------------
Movement in Net Debt in the Year            (967,025)            356,640             (746,195)
Net Debt at 1 April 1996                    (836,053)         (1,192,693)            (446,498)
                                        -------------        -----------         -------------

Net Debt at 31 March 1997             'L' (1,803,078)        'L'(836,053)       'L'(1,192,693)
                                        =============         ===========        =============



NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 1997
--------------------------------------------------------------------------------

29A. SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UK AND US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

         The Group's financial statements are prepared in accordance with generally accepted accounting principles applicable in the United Kingdom (UK GAAP), which differ in certain significant respects from those applicable in the United States (US GAAP). The following are the main differences which are relevant to the Company's financial statements.

         Goodwill

         Under US GAAP goodwill arising on acquisitions accounted for under the purchase method is capitalised and amortized over its estimated useful life. Goodwill is amortized using the straight line method over periods up to 40 years. Under UK GAAP goodwill, the excess cost of acquisition over the fair value of the underlying net assets, may be written off to the profit and loss account in the year in which it arises.

         DEFERRED TAXATION

         Under UK GAAP deferred taxes are accounted for to the extent that it is considered probable that a liability or asset will crystallise in the foreseeable future. Under US GAAP, deferred taxes are accounted for on all timing differences and a valuation allowance is established in respect of those deferred tax assets where it is more likely than not that some portion will remain unrealised.


b.       ADJUSTMENT TO UK PROFITS AND SHAREHOLDERS EQUITY FOR US GAAP

         Approximate effect on profit after taxation of significant differences between UK GAAP and US GAAP:


                                          31 March            31 March        31 March
                                            1997                1996            1995
                                            ----                ----            ----
                                            'L'                 'L'             'L'

Profit/(Loss) after taxation under
UK GAAP                                   2,120,139          (30,703)         145,859
US GAAP adjustments:
   Capitalisation of goodwill               210,965          658,741             --
   Amortisation of goodwill                 (65,874)         (34,922)            --
   Deferred tax                              35,000         (101,000)         (11,000)
   Minority Interest on the foregoing
     adjustments                            (61,491)        (178,629)           3,758
                                       ------------       ----------       ----------
Profit after tax under US GAAP         'L'2,238,739       'L'313,487       'L'138,617
                                       ============       ==========       ==========



NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 1997
--------------------------------------------------------------------------------


         Approximate cumulative effect on shareholders' equity of significant differences between UK GAAP and US GAAP:

                                                          31 March              31 March
                                                            1997                  1996
                                                            ----                  ----
                                                             'L'                   'L'

         Shareholders' equity under UK GAAP                2,675,851             555,712
         US GAAP adjustments:
            Capitalisation of goodwill                       869,706             658,741
            Amortisation of goodwill                        (100,796)            (34,922)
            Deferred tax                                     (10,000)            (45,000)
            Minority Interest on the foregoing
              adjustments                                   (259,254)           (197,763)
                                                        ------------          ----------
         Shareholders' equity under US GAAP             'L'3,175,507          'L'936,768
                                                        ============          ==========




c.       BASIS OF PREPARATION OF CASH FLOW STATEMENT

         The group's statement of cash flows is prepared in accordance with UK Financial Reporting Standard No 1 (Revised) "Cash Flow Statements" (FRS 1-Revised), the objectives and principles of which are similar to those set out in Statement of Financial Accounting Standards 95, "Statement of Cash Flows" (SFAS 95) under US GAAP. The principal differences between FRS 1 (Revised) and SFAS 95 relate to classification. Under FRS 1 (Revised), the company presents its cash flows for (a) operating activities; (b) returns on investment and servicing of finance; (c) taxation; (d) capital expenditure and financial investment; and (e) financing activities. SFAS 95 requires only three categories of cash flow activity (a) operating; (b) investing; and (c) financing.

         Cash flows from taxation and returns on investment and servicing of finance under FRS 1 (Revised) would be included as operating activities under SFAS 95. Under FRS 1 (Revised) cash includes only cash in hand plus deposits repayable on demand, less overdrafts repayable on demand. Under SFAS 95 cash and cash equivalents include all highly liquid short term investments with original maturities of three months or less. In addition, under SFAS 95 changes in minority interests would be presented as a cash flow from operating activities.

                          REPORT OF THE DIRECTORS AND
    FINANCIAL STATEMENTS FOR THE PERIOD 1 APRIL 1997 TO 31 OCTOBER 1997
                                      FOR
                       CONTACT LENS TECHNOLOGIES LIMITED

                       CONTACT LENS TECHNOLOGIES LIMITED

                       INDEX TO THE FINANCIAL STATEMENTS
                 FOR THE PERIOD 1 APRIL 1997 TO 31 OCTOBER 1997

                                                                       PAGE
                                                                       ----

Company Information..................................................... 1
Report of the Directors................................................. 2
Report of the Auditors.................................................. 3
Profit and Loss Account................................................. 4
Balance Sheet........................................................... 5
Cash Flow Statement..................................................... 6
Notes to the Financial Statements....................................... 7

                           CONTACT LENS TECHNOLOGIES LIMITED
                                  COMPANY INFORMATION
                   FOR THE PERIOD 1 APRIL 1997 TO 31 OCTOBER 1997



DIRECTORS:                         A Galley
                                   G Fryling
                                   I R Bussey

SECRETARY:                         I R Bussey

REGISTERED OFFICE:                 Unit 2
                                   South Point
                                   Hamble
                                   Southhampton
                                   Hampshire
                                   SO31 4RF

REGISTERED NUMBER:                02908056 (England and Wales)

AUDITORS:                         Leonard Gold Chartered Accountants
                                  Registered Auditors
                                  24 Landport Terrace
                                  Portsmouth
                                  Hampshire
                                  PO1 2RG

                       CONTACT LENS TECHNOLOGIES LIMITED

                            REPORT OF THE DIRECTORS
                  FOR THE PERIOD 1 APRIL 1997 TO 31 OCTOBER 1997

     The directors present their report with the financial statements of the company for the period 1 April 1997 to 31 October 1997.

PRINCIPAL ACTIVITY

     The principal activity, of the company in the period under review was that of contact lens technology, manufacture of machinery and wholesaling of contact lenses.

     On 3 December 1997 Coopervision Inc took over the company.

DIRECTORS

The directors during the period under review were:

G H Galley      (Resigned 2.12.97)
A Galley
B Bevis         (Resigned 2.12.97)

     In addition G Fryling and I R Bussey were appointed directors on 2 December 1997.

     The beneficial interests of the directors holding office on 31 October 1997 in the issued share capital of the company were as follows:

                                           31.10.97    1.4.97
Ordinary I shares
G H Galley                                   400         400
A Galley                                     350         350
B Bevis                                      200         200

STATEMENT OF DIRECTORS' RESPONSIBILITIES

     Company law requires the directors to prepare financial period which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to

      - select suitable accounting policies and then apply them consistently:

      - make judgments and estimates that are reasonable and prudent:

      - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

     The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS

     The existing auditors, Leonard Gold Chartered Accountants, will be replaced by KPMG in accordance with Section 388 of the Companies Act 1985.

     This report has been prepared in accordance with the special provisions of
Part VII of the Companies Act 1985, as amended, relating to small companies.

ON BEHALF OF THE BOARD:


/s/ I R BUSSEY
-------------------
I R Bussey
SECRETARY

Dated: 10 February 1998
                                     Page 2

                       CONTACT LENS TECHNOLOGIES LIMITED

                 REPORT OF THE AUDITORS TO THE SHAREHOLDERS OF
                       CONTACT LENS TECHNOLOGIES LIMITED

     We have audited the financial statements on pages four to thirteen which have been prepared under the historical cost convention and the accounting policies set out on page seven.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

     As described on page two the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

     We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

     We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the fianancial statements.

OPINION

     In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 October 1997 and of its profit for the period then ended and have been properly prepared in accordance with the Companies Act 1985, as amended.


/s/ LEONARD GOLD
---------------------
Leonard Gold
Chartered Accountants
Registered Auditors
24 Landport Terrace
Portsmouth
Hampshire
PO1 2RG

Dated: 10 FEBRUARY 1998

                       CONTACT LENS TECHNOLOGIES LIMITED

                            PROFIT AND LOSS ACCOUNT
                 FOR THE PERIOD 1 APRIL 1997 TO 31 OCTOBER 1997




                                                                  PERIOD
                                                                  1.4.97
                                                                     TO           YEAR ENDED
                                                                 31.10.97           31.3.97
                                                               ------------      ------------
                                                                     'L'             'L'
                                             Notes
TURNOVER..............................         2                2,727,904           1,251,124

Cost of sales.........................                          1,966,748             930,357
                                                                ----------         ----------

GROSS PROFIT..........................                            761,156             320,767

Administrative expenses...............                            462,257             290,196
                                                                ----------         ----------

                                                                  298,899              30,571

Other operating income................                            281,346             347,245
                                                                ----------         ----------

OPERATING PROFIT......................         3                  580,245             377,816

Interest payable and
  similar charges.....................                             40,110              67,266
                                                                ----------         ----------

PROFIT ON ORDINARY ACTIVITIES
  BEFORE TAXATION.....................                            540,135             310,550

Tax on profit on ordinary
  activities..........................       4                    172,282             110,477
                                                                ----------         ----------

PROFIT FOR THE FINANCIAL PERIOD
AFTER TAXATION........................                            367,853             200,073

Retained profit brought forward.......                            289,359              89,286
                                                                ----------         ----------

RETAINED PROFIT CARRIED FORWARD.......                         'L'657,212          'L'289,359
                                                                ==========         ==========


CONTINUING OPERATIONS
    None of the company's activities were acquired or discontinued during the current period or previous year.

TOTAL RECOGNISED GAINS AND LOSSES
    The company has no recognised gains or losses other than the profits for the current period or previous year.

                       CONTACT LENS TECHNOLOGIES LIMITED

                                 BALANCE SHEET
                                31 OCTOBER 1997




                                                  31.10.97           31.3.97
                                               --------------     ---------------
                                    Notes     'L'         'L'        'L'         'L'
FIXED ASSETS:
Tangible assets...................    5                  853,475              909,743


CURRENT ASSETS:
Stocks............................    6      295,597               237,298
Debtors...........................    7    1,665,124               386,516
Cash at bank......................             --                    2,114
                                           ----------             --------
                                           1,960,721               625,928

CREDITORS: Amounts falling
  due within one year.............    8   (1,876,860)             (943,447)
                                          ----------               --------

NET CURRENT ASSETS/(LIABILITIES):                         83,861            (317,519)
                                                      ----------            ----------

TOTAL ASSETS LESS CURRENT
  LIABILITIES.....................                       937,336             592,224

CREDITORS: Amounts falling
  due after more than one year....   9                  (279,124)           (301,865)
                                                      ----------         ----------

                                                      'L'658,212          'L'290,359
                                                      ==========          ==========


CAPITAL AND RESERVES:
Called up share capital..........   14                     1,000               1,000
Profit and loss account..........                        657,212             289,359
                                                      ----------          ----------

Shareholders' funds                 16                'L'658,212          'L'290,359
                                                      ==========          ===========



These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985, as amended, relating to small companies.

ON BEHALF OF THE BOARD:


   /s/   A GALLEY
-------------------------
A Galley - DIRECTOR




   /s/   I R BUSSEY
-------------------------
I R BUSSEY - DIRECTOR



Approved by the Board on 10 February 1998

                       CONTACT LENS TECHNOLOGIES LIMITED
                              CASH FLOW STATEMENT
                 FOR THE PERIOD 1 APRIL 1997 TO 31 OCTOBER 1997

                                                                              PERIOD
                                                                              1.4.97
                                                                                TO               YEAR ENDED
                                                                             31.10.97              31.3.97
                                                                         ---------------     ---------------
                                                              NOTES       'L'        'L'       'L'       'L'

Net cash inflow from operating activities..................     18                 49,175               372,193
Returns on investment and servicing of finance
Interest paid..............................................                       (27,646)              (72,822)
Taxation
Corporation tax paid.......................................                                              (9,822)
Capital expenditure and financial investments                              --
Payments to acquire tangible fixed assets..................              (1,746)             (193,679)
Receipts from sale of tangible fixed assets................                --                  62,000
                                                                        --------            ---------
Net cash outflow from capital expenditure..................                        (1,746)             (131,679)
Financing
Bank loan repayments.......................................             (20,725)              (29,093)
                                                                        --------            ---------
Net cash outflow from financing............................                       (20,725)              (29,093)
                                                                                  --------            ---------
(Decrease)/increase in cash................................     19                'L'(942)           'L'128,777
                                                                                  ========           ==========

                       CONTACT LENS TECHNOLOGIES LIMITED
                       NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE PERIOD 1 APRIL 1997 TO 31 OCTOBER 1997

1. ACCOUNTING POLICIES

ACCOUNTING CONVENTION

     The financial statements have been prepared under the historical cost convention.

TURNOVER

     Turnover represents net invoiced sales of goods, excluding value added tax.

TANGIBLE FIXED ASSETS

     Depreciation is provided at the following annual rates in order to write off each asset over its estimated useful life.

Improvement to property.............................   -20% on cost
Plant and equipment.................................   -15% on cost
Purpose built equipment.............................   -15% on cost
Computer equipment..................................   -33% on cost
Fixtures and fittings...............................   -15% on cost

     The freehold property is maintained as a matter of company policy, by a continual repair programme, such that the residual value of the property is at least equal to its book value.

STOCKS

     Stock is valued at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

DEFERRED TAXATION

     Provision is made at current rates for taxation deferred in respect of all material timing differences except to the extent that, in the opinion of the directors, there is reasonable probability that the liability will not arise in the foreseeable future.

OPERATING LEASES

     Rentals paid under operating leases are charged to the profit and loss account as incurred.

ROYALTIES

     The company pays royalties to certain patent holders on a contractually agreed basis. Royalties are charged to the profit and loss account on an accruals basis in line with those contracts.

2. TURNOVER

     The turnover and profit before taxation are attributable to the one principal activity of the company.

                       CONTACT LENS TECHNOLOGIES LIMITED
                       NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE PERIOD 1 APRIL 1997 TO 31 OCTOBER 1997

3. OPERATING PROFIT

     The operating profit is stated after charging/(crediting):

                                                                                     PERIOD
                                                                                     1.4.97
                                                                                       TO       YEAR ENDED
                                                                                    31.10.97     31.3.97
                                                                                      'L'          'L'

Depreciation-owned assets........................................................    58,014        99,180
Profit on disposal of fixed assets...............................................     --          (16,475)
Auditors' remuneration...........................................................     5,788         2,040
Operating lease -- plant and machinery...........................................    31,819        54,548
                                                                                    --------    ----------
Directors' emoluments and other benefits etc.....................................    20,417        35,000
                                                                                    ========    ===========


4. TAXATION

     The tax charge on the profit on ordinary activities for the period was as follows:

                                                                                    PERIOD
                                                                                    1.4.97
                                                                                      TO       YEAR ENDED
                                                                                   31.10.97     31.3.97
                                                                                     'L'          'L'

UK Corporation tax..............................................................    243,000      116,000
Under provision re prior years..................................................      --          30,227
Deferred taxation...............................................................    (70,718)     (25,750)
                                                                                   --------    ----------
                                                                                    172,282      110,477
                                                                                   =========   ===========


     UK Corporation Tax has been charged at 31% (Year ended 31 March, 1997 -- 33%).

                       CONTACT LENS TECHNOLOGIES LIMITED
                       NOTES TO THE FINANCIAL STATEMENTS
               FOR THE PERIOD 1 APRIL 1997 TO 31 OCTOBER 1997

5. TANGIBLE FIXED ASSETS

                                      FREEHOLD    IMPROVEMENTS    PLANT AND
                                      PROPERTY    TO PROPERTY     EQUIPMENT
                                      --------    ------------    ---------
                                      `L'         `L'             `L'

COST:
At 1 April 1997                        365,000        5,000         42,539
                                      --------       ------       ---------
At 31 October 1997                     365,000        5,000         42,539
                                      --------       ------       ---------
DEPRECIATION:
At 1 April 1997                          --           1,245         11,137
Charge for period                        --             394          3,724
                                      --------       ------       ---------
At 31 October 1997                       --           1,539         14,861
                                      --------       ------       ---------
NET BOOK VALUE:
At 31 October 1997                     365,000        3,461         27,678
                                      ========       ======       ========
At 31 March 1997                       365,000        3,755         31,402
                                      =========     ========      ==========


                                       PURPOSE     FIXTURES
                                        BUILT        AND       COMPUTER
                                      EQUIPMENT    FITTINGS    EQUIPMENT     TOTALS
                                      ---------    --------    ---------     -------
                                      `L'          `L'         `L'          `L'

COST:
At 1 April 1997                        597,060       5,051       6,151      1,020,801
Additions                                --          --          1,746          1,746
                                      ---------    --------    ---------    ---------
At 31 October 1997                     597,060       5,051       7,897      1,022,547
                                      ---------    --------    ---------    ---------
DEPRECIATION:
At 1 April 1997                         96,132         420       2,124        111,058
Charge for period                       52,255         441       1,300         58,014
                                      ---------    --------    ---------    ---------
At 31 October 1997                     148,387         861       3,424        169,072
                                      ---------    --------    ---------    ---------
NET BOOK VALUE:
At 31 October 1997                     448,673       4,190       4,473        853,475
                                      ========     ========    =========    =========

At 31 March 1997                       500,928       4,631       4,027        909,743
                                      =========    ========    =========    =========


                       CONTACT LENS TECHNOLOGIES LIMITED
                       NOTES TO THE FINANCIAL STATEMENTS
               FOR THE PERIOD 1 APRIL 1997 TO 31 OCTOBER 1997

6. STOCKS


                                      31.10.97    31.3.97
                                      --------    -------
                                        'L'         'L'

Contact lenses                         273,048    223,008
Packaging and labels                    22,549     14,290
                                      --------    -------
                                       295,597    237,298
                                      ========    =======


7. DEBTORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                      31.10.97     31.3.97
                                      ---------   -------
                                         'L'         'L'

Trade debtors                         1,506,291    309,895
Other debtors                            60,907     76,621
Prepayments and accrued income            9,091      --
Directors' current accounts              18,117      --
Deferred tax (note 13)                   70,718      --
                                      ---------    -------
                                      1,665,124    386,516
                                      =========    ========


The company made the following loans to a director during the period:

                                               HIGHEST
                                               BALANCE
                                    BALANCE    DURING
                                      AT         THE
                                   31.10.97    PERIOD
                                   ---------  ---------

G H Galley                         'L'18,117  'L'18,117
                                   =========  =========


The loan has been repaid since the period end.

8. CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR


                                    31.10.97  31.3.97
                                   ---------- --------
                                      'L'       'L'

Bank loans and overdrafts (see
   note 10)                           167,580  166,736
Trade creditors                        26,729    9,471
Accruals                              400,596  139,601
Due to related company                901,086  448,458
Directors' current accounts            --           73
Social security and other taxes         1,464   42,703
Corporation tax                       379,405  136,405
                                   ---------- --------
                                    1,876,860  943,447
                                   ==========  ========


9. CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR


                                   31.10.97  31.3.97
                                   --------- ---------
                                      'L'       'L'

Bank loans (see note 10)             279,124   301,865
                                   =========   ========


                       CONTACT LENS TECHNOLOGIES LIMITED
                       NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE PERIOD 1 APRIL 1997 TO 31 OCTOBER 1997

10. LOANS AND OVERDRAFTS

An analysis of the maturity of loans and overdrafts is given below:


                                   31.10.97  31.3.97
                                   --------- ---------
                                      'L'       'L'

Amounts falling due within one year
  or on demand:
Bank overdrafts                      134,564   135,736
Bank loans                            33,016    31,000
                                   --------- ---------
                                     167,580   166,736
                                   ========= =========

Amounts falling due between one and
  two years:
Bank loans                            35,016    33,016
                                   ========= =========

Amounts falling due between two and
  five years:
Bank loans                           117,048   118,048
                                   =========  ========
Amounts falling due in more than
  five years:
Repayable by instalments
Bank loans                           127,060   150,801
                                   =========  ========


11. OBLIGATIONS UNDER LEASING AGREEMENTS

The following payments are committed to be paid within one year:

                                    OPERATING LEASES

                                   31.10.97  31.3.97
                                   --------- ---------
                                      'L'      'L'

Expiring:
Between one and five years            54,548    54,548
                                   =========   ========


12. SECURED DEBTS

The following secured debts are included within creditors:


                                   31.10.97  31.3.97
                                   --------- ---------
                                      'L'       'L'

Bank overdrafts                      134,564   135,736
Bank loans                           312,140   332,865
                                   --------- ---------
                                     446,704   468,601
                                   ========= =========


                       CONTACT LENS TECHNOLOGIES LIMITED
                       NOTES TO THE FINANCIAL STATEMENTS
                FOR THE PERIOD 1 APRIL 1997 TO 31 OCTOBER 1997

13. DEFERRED TAXATION

Deferred taxation for which provision has been made in the financial statements and the amounts for which no provision has been made, are as follows:


                                           PROVIDED                NOT PROVIDED
                                   31.10.97       31.3.97     31.10.97     31.3.97
                                   ---------     --------    ---------    -------
                                      'L'           'L'        'L'        'L'

Depreciation of fixed assets           51,365      41,490       --        5,454
Less: Accrued interest and
  royalties                          (122,083)    (41,490)      --        --
                                   ----------   ---------   ---------    -------
                                      (70,718)      --         --         5,454
                                   ==========   =========   =========    =======

14. CALLED UP SHARE CAPITAL

AUTHORISED:                NOMINAL
NUMBER:        CLASS:      VALUE:    31.10.97    31.3.97
-----------    --------    -------   -------     --------
 5,000,000     Ordinary       1      5,000,000   5,000,000
                                     =========   =========


Allotted, issued and fully paid:

                           NOMINAL
NUMBER:         CLASS:     VALUE:    31.10.97    31.3.97
-----------    --------    -------   --------    -------
                                       'L'           'L'
     1,000     Ordinary       1         1,000      1,000
                                      =======      =====

15. RELATED PARTY DISCLOSURES

During the period the company acquired 'L'1,909,565 (year ended 31 March 1997:
'L'1,001,473) of contact lenses from Aspect Vision Care Limited. It also received rent of 'L'30,333 (year ended 31 March 1997: 'L'52,000) and equipment rentals of 'L'70,000 (year ended 31 March 1997: 'L'120,000). Aspect Vision Care Limited is controlled by common directors, G H Galley and A D Galley, and of which B Bavis is also a director.

16. RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS


                                    31.10.97   31.3.97
                                    --------- ---------
                                       'L'       'L'

Profit for the financial period       367,853   200,073
                                    --------- ---------
NET ADDITION TO SHAREHOLDERS' FUNDS   367,853   200,073
Opening shareholders' funds           290,359    90,286
                                    --------- ---------
CLOSING SHAREHOLDERS' FUNDS           658,212   290,359
                                    ========= =========
Equity interests                      658,212   290,359
                                    ========= =========

17. CONTROLLING PARTY

The directors as disclosed in the directors' report are the controlling party by virtue of their 95% holding in the equity share capital of the company as at 31 October 1997.

                       CONTACT LENS TECHNOLOGIES LIMITED
                       NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE PERIOD 1 APRIL 1997 TO 31 OCTOBER 1997

18. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

                                      PERIOD
                                      1.4.97
                                        TO      YEAR ENDED
                                     31.10.97    31.3.97
                                   ------------ ----------
                                       'L'         'L'

Operating Profit                        580,245    377,816
Depreciation Charges                     58,014     99,180
Profit on Disposal of Fixed Assets      --         (16,475)
Increase in Stocks                      (58,299)  (193,075)
Increase in Debtors                  (1,207,890)  (102,923)
Increase in Creditors                   677,105    207,670
                                   ------------ ----------
NET CASH INFLOW FROM OPERATING
  ACTIVITIES                          'L'49,175  'L'372,193
                                   ============  ==========

19. ANALYSIS OF CHANGES IN NET DEBT

                                       AT         CASH         AT         CASH          AT
                                     31.3.96     FLOWS       31.3.97      FLOWS      31.10.97
                                   ----------- ----------  -----------  ---------   -----------
                                       'L'        'L'         'L'          'L'         'L'

Cash in Hand and at Bank               --            2,114         2,114    (2,114)       --
Bank Overdraft                        (262,399)    126,663      (135,736)    1,172      (134,564)
                                                ----------                --------
                                                   128,777                    (942)
Bank Loans                            (361,958)     29,093     (332,865)    20,725      (312,140)
                                   -----------  ----------  -----------  ---------   -----------
TOTAL                              'L'(624,357) 'L'157,870  'L'(466,487) 'L'19,783   'L'(446,704)
                                   ===========  ==========  ===========  =========   ===========

20. RECONCILIATION OF NET CASH FLOWS TO MOVEMENT IN NET DEBT

                                            PERIOD 1.4.97                       YEAR ENDED
                                             TO 31.10.97                          31.3.97
                                            -------------                       ----------
                                       'L'               'L'             'L'                 'L'
(Decrease)/Increase in Cash
  in the Period                         (942)                           128,777
Cash Outflow from Repayment
  of Bank Loans                       20,725                             29,093
                                 -----------                        -----------
Movement in Net Debt in the
  Period                                                 19,783                            157,870
Net Debt at 1 April 1997                               (466,487)                          (624,357)
                                                    -----------                         ----------
Net Debt at 31 October 1997                         'L'(446,704)                       'L'(466,487)
                                                    ===========                         ==========

Contact Lens Technologies Limited
Selected Notes for Period Ended 31 October 1997

21. SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UK AND US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES - (UNAUDITED)

The significant differences between UK GAAP and US GAAP are explained in Note 19 to the Company's financial report for the year ended 31 March 1997 included elsewhere in this Form 8-K filing.

Approximate effect on profit after taxation of significant differences between UK GAAP and US GAAP.

                                                                 7 months ended
                                                                 31 October 1997
                                                                 ---------------
                                                                      'L'
Profit/(Loss) after taxation under UK GAAP                          367,853
US GAAP adjustments:
  Capitalisation of Interest                                              0
  Depreciation on Interest Capitalised                               -1,168
  Freehold Property Depreciation                                     -5,323
  Tax effect on the foregoing adjustments                               589
  Deferred tax                                                        5,806
                                                                    -------
Profit/(Loss) after taxation under US GAAP                          367,757
                                                                    =======




Approximate cumulative effect on shareholders equity of significant differences between UK GAAP and US GAAP

                                                               31 October 1997
                                                               ---------------
                                                                     'L'
Shareholders' equity under UK GAAP                                  658,212
US GAAP adjustments:
  Capitalisation of Interest                                         13,345
  Depreciation on Interest Capitalised                               -3,170
  Freehold Property Depreciation                                    -15,969
  Tax effect on the foregoing adjustments                            -3,154
  Deferred tax
                                                                    -------
Shareholders Equity under US GAAP                                   649,264
                                                                    =======

NEW FOCUS HEALTH CARE LIMITED


REPORTS AND FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 OCTOBER 1997


DIRECTORS

A D Galley
I R Bussey
G Fryling


SECRETARY

I R Bussey


COMPANY NUMBER 01847802


REGISTERED OFFICE

Unit 2, South Point, Ramble, Southampton, Hampshire, SO31 4RF


CONTENTS                                    Pages

Directors Report                            1 - 2
Auditors' Report                              3
Consolidated Profit and Loss Account          4
Consolidated Balance Sheet                    5
Company Balance Sheet                         6
Consolidated Cashflow Statement               7
Notes to the Financial Statements           8 - 19

NEW FOCUS HEALTH CARE LIMITED

DIRECTORS' REPORT


The directors present their report and the financial statements for the period ended 31 October 1997.

PRINCIPAL ACTIVITIES AND BUSINESS REVIEW

The group's principal activities and those of its trading subsidiaries continues to be those of manufacturers and wholesalers of contact lenses. The directors are satisfied with the results of the group for the period and expect further growth and increasing profits in the coming year.

The performance of the trading subsidiaries, Aspect Vision Care Limited and Aspect Vision Italia SRL is also considered satisfactory with both operating profitably during the period. Aspect Speciality Limited ceased trading on 31 May 1997 and transferred its trade to Aspect Vision Care Limited.

On 3 December 1997 CooperVision Inc. took over New Focus Health care Limited.

RESULTS AND DIVIDENDS

The consolidated profit for the year, after taxation and minority interest, amounted to 'L'350,226. The directors recommend that no dividend be paid and that the balance be carried forward.

FIXED ASSETS

The movement in fixed assets during the period are set out in notes 10 to 12 to the financial statements. In particular Aspect Vision Care Limited purchased a freehold property for 'L'789,090 on 2 June 1997.

DIRECTORS

The directors who served during the period and their beneficial interests in the company's issued ordinary share capital were:

                                                     Number Of Shares
                                                     ----------------
                                         31 October 1997          31 March 1997
                                         ---------------          -------------

G H Galley     (Resigned 02.12.97)           221,303                 241,303
W T Brooker    (Resigned 02.12.97)           241,303                 241,303
A D Galley                                   261,302                 241,302

In addition I R Bussey and G Fryling were appointed directors on 2 December
1997.

DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial period which give a true and fair view of the state of affairs of the company and the group and of the profit or loss of the group for that period. In preparing those financial statements, the directors are required to

     - select suitable accounting policies and then apply them consistently;
     - make judgements and estimates that are reasonable and prudent;
     - state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;
     - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

NEW FOCUS HEALTH CARE LIMITED

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

EMPLOYEES

The group is committed to communication with employees throughout the group by its system of keeping employees informed of developments and progress through briefings by management and widely distributed news and information bulletins.

The group's aim is to meet the obligations of the code of good practice on the employment of disabled people. Full and fair consideration is given to disabled applicants for employment and training, and career development is encouraged on the basis of their aptitude and abilities.

POLICY ON PAYMENT OF CREDITORS

It is group policy not to follow a particular code but, in respect of all of its suppliers to settle the terms of payment when agreeing each transaction; to ensure that suppliers are made aware of the terms of payment; and to abide by those terms.

TAXATION STATUS OF THE COMPANY

The company is a close company within the provisions of Section 414, Income and Corporation Taxes Act 1988.

AUDITORS

The existing auditors, Leonard Gold Chartered Accountants, will be replaced by KPMG in accordance with section 388 of the Companies Act 1985.

Signed by order of the board of directors,



/s/ I R Bussey
-------------------------------------
I R BUSSEY
SECRETARY

10 FEBRUARY 1998

REPORT OF THE AUDITORS TO THE MEMBERS OF

NEW FOCUS HEALTH CARE LIMITED


We have audited the financial statements on pages 4 to 20 which have been prepared under the historical cost convention, and the accounting policies set out on pages 8 and 9

Respective Responsibilities of Directors and Auditors:

As described on pages 1 and 2 the company's directors are responsible for the preparation of the financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and report our opinion to you.

Basis of Opinion:

We conducted our audit in accordance with Auditing standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements, It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed,

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion:

In our opinion the financial statements give a true and fair view of the state of affairs of the company and group at 31 October 1997 and of the profit of the group for the period then ended and have been properly prepared in accordance with the provisions of the Companies Act 1985.




/s/ Leonard Gold
-------------------------------------
LEONARD GOLD CHARTERED ACCOUNTANTS
Registered Auditor
24 Landport Terrace
Portsmouth
Hampshire
PO1 2RG

10 FEBRUARY 1998

NEW FOCUS HEALTH CARE LIMITED

CONSOLIDATED PROFIT AND LOSS ACCOUNT FOR THE PERIOD ENDED 31 OCTOBER 1997


                                                    7 months ended    12 months ended
                                           Notes   31 October 1997     31 March 1997
                                           -----   ---------------    ---------------
                                                        'L'                 'L'
TURNOVER                                     2       13,023,482          16,929,483
COST OF SALES                                        (7,627,213)         (7,525,409)
                                                     ----------         -----------
GROSS PROFIT                                          5,396,269           9,404,074
DISTRIBUTION COSTS                                     (418,255)           (689,844)
ADMINISTRATIVE EXPENSES                              (3,754,666)         (5,667,807)
                                                     ----------         -----------
                                                      1,223,348           3,046,423
OPHER OPERATING INCOME                       4          171,242             154,378
OPERATING PROFIT                                      1,394,590           3,200,801
EXCEPTIONAL ITEM                             7         (170,000)          2,176,229
INTEREST RECEIVABLE                                         590                 994
INTEREST PAYABLE                             5         (367,337)           (428,092)
                                                     ----------         -----------
PROFIT ON ORDINARY ACTIVITIES BEFORE
TAXATION                                                857,843           4,949,932

TAX ON PROFIT ON ORDINARY
ACTIVITIES                                   8         (342,000)         (1,703,398)
                                                     ----------         -----------

PROFIT ON ORDINARY ACTIVITIES
AFTER TAXATION                                          515,843           3,246,534

MINORITY INTEREST - EQUITY INTEREST                    (165,617)         (1,126,395)
                                                     ----------         -----------
RETAINED PROFIT FOR THE PERIOD              18       'L'350,226        'L'2,120,139
                                                     ==========         ===========


  The results in the profit and loss account relate to continuing operations.

    There were no recognised gains or losses other than those included in the profit and loss account.

       The notes on pages 8 to 20 form part of these financial statements,

NEW FOCUS HEALTH CARE LIMITED

CONSOLIDATED BALANCE SHEET AS AT 31 OCTOBER 1997


                                                    31 October        31 March
                                            Notes      1997             1997
                                            -----       ----            ----
                                                         'L'            'L'
FIXED ASSETS
Intangible Assets                            10         107,982               -
Tangible Assets                              11       6,326,837       4,043,222
                                                   ------------    ------------
                                                      6,434,819       4,043,222
                                                   ------------    ------------
CURRENT ASSETS
Stocks                                       13       3,938,066       3,701,011
Debtors                                      14       6,247,261       6,415,593
Cash at Bank and In Hand                                121,644         476,584
                                                   ------------    ------------
                                                     10,306,971      10,593,188
CREDITORS
Amounts falling due within one year          15      (9,887,554)     (9,177,340)
                                                   ------------    ------------
NET CURRENT ASSETS                                      419,417       1,415,848
                                                   ------------    ------------

TOTAL ASSETS LESS CURRENT LIABILITIES                 6,854,236       5,459,070

CREDITORS
Amounts falling due after
  more than one year                         15      (2,353,635)     (1,456,018)
                                                   ------------    ------------
NET ASSETS                                         'L'4,500,601    'L'4,003,052
                                                   ============    ============
CAPITAL AND RESERVES
Called up Share Capital                      16           7,239           7,239
Share Premium Account                        17         317,761         317,761
Profit and Loss Account                      18       2,701,077       2,350,851
                                                   ------------    ------------
Shareholders' Funds - Equity Interest        19       3,026,077       2,675,851

Minority Interest - Equity Interest                   1,474,524      1,327,201
                                                   ------------    ------------
                                                   'L'4,500,601     'L'4003,052
                                                   ============    ============


APPROVED BY THE BOARD ON 10 FEBRUARY 1998

/s/ I R Bussey
--------------------------------
    I R BUSSEY - DIRECTOR

/s/ A D Galley
--------------------------------
    A D GALLEY - DIRECTOR

       The notes on pages 8 to 20 form part of these financial statements,

NEW FOCUS HEALTH CARE LIMITED

COMPANY BALANCE SHEET AS AT 31 OCTOBER 1997


                                                     31 October      31 March
                                           Notes        1997           1997
                                           -----        ----           ----
                                                         'L'           'L'
FIXED ASSETS
Investments                                 12         1,118,556      1,118,556
                                                     -----------    -----------

CURRENT ASSETS
Debtors                                     14           306,958        284,059

CREDITORS
Amounts falling due within one year         15            (2,000)        (1,450)
                                                     -----------    -----------
NET CURRENT ASSETS                                       304,958        282,609
                                                     -----------    -----------

NET ASSETS                                          'L'1,423,514   'L'1,401,165
                                                     ===========    ===========

CAPITAL AND RESERVES

Called up Share Capital                     16             7,239          7,239
Share Premium                               17           317,761        317,761
Profit and Loss Account                     18         1,098,514      1,076,165
                                                     -----------    -----------

Shareholders' Funds - Equity Interest       19      'L'1,423,514   'L'1,401,165
                                                     ===========    ===========




APPROVED BY THE BOARD ON 10 FEBRUARY 1998

/s/ I R Bussey
--------------------------------
    I R BUSSEY - DIRECTOR

/s/ A D Galley
--------------------------------
    A D GALLEY - DIRECTOR

       The notes on pages 8 to 20 form part of these financial statements.

NEW FOCUS HEALTH CARE LIMITED

CONSOLIDATED CASH FLOW STATEMENT FOR THE PERIOD ENDED 31 OCTOBER 1997


                                                            7 months ended                  12 months ended
                                            Notes           31 October 1997                  31 March 1997
                                            -----        --------------------            ---------------------
                                                         'L'               'L'             'L'            'L'
NET CASH INFLOW FROM
OPERATING ACTIVITIES                          27                         2,008,782                     2,481,228

RETURNS ON INVESTMENTS AND
SERVICING OF FINANCE
 Interest Received                                               590                          994
 Interest Paid                                              (225,235)                    (202,969)
 Interest Element of Finance Lease
 Rental Payments                                             (61,857)                     (73,489)
                                                         -----------                    ---------

NET CASH OUTFLOW FROM RETURNS
ON INVESTMENTS AND SERVICING
OF FINANCE                                                                (286,502)                    (275,464)

TAXATION
Corporation Tax Paid                                        (317,369)               (107,864)
ACT Received                                                       -                     412
                                                         -----------               ---------

TAX PAID                                                                  (317,369)                    (107,452)

CAPITAL EXPENDITURE AND FINANCIAL INVESTMENT
Payment to Acquire Minority
  Interest                                                   (18,294)                (49,035)
Payment to Acquire Intangible
  Fixed Assets                                              (311,706)                      -
Payments to Acquire Tangible
  Fixed Assets                                            (2,230,228)             (2,438,726)
Receipts from Sales of Tangible
  Fixed Assets                                               398,906                  37,318
                                                         -----------               ---------

NET CASH OUTFLOW FROM CAPITAL
EXPENDITURE                                                            (2,161,322)                   (2,450,443)

FINANCING
Bank Loan Advance                                            630,000                 665,000
Bank Loan Repayment                                         (119,225)               (116,495)
Finance Lease and Hire Purchase
 Repayment                                                  (325,877)               (345,621)
                                                         -----------               ---------
NET CASH INFLOW FROM
 FINANCING                                                                184,898                        202,884
                                                                          -------                       --------
DECREASE IN CASH                             28                       'L'(571,513)                   'L'(149,247)
                                                                          =======                       ========





       The notes on pages 8 to 20 form part of these financial statements.

NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE PERIOD ENDED 31 OCTOBER 1997


1.   ACCOUNTING POLICIES

     Basis Of Preparation Of Accounts

     The financial statements are prepared in accordance with applicable accounting standards, and incorporate the results of the principal activities which are described in the directors' report and which are continuing. There have been no changes in accounting policies during the period

     Consolidation

     The consolidated financial statements include the results of New Focus Health Care Limited and its subsidiary undertakings drawn up to 31 October 1997. No profit and loss account for the company has been presented for New Focus Health Care Limited as permitted by Section 230 of the Companies Act 1985.

     Turnover

     Turnover comprises the invoiced value of goods and services sold exclusive of Value Added Tax.

     Tangible Fixed Assets And Depreciation

     Tangible fixed assets are stated at cost less depreciation.

     Depreciation is provided at rates calculated to write off the cost of fixed assets, less their estimated residual value, over their expected useful lives on the following bases:

     Property Improvements          - 10 years
     Short Leasehold Properties     - over the term of the lease
     Plant, Equipment and Fittings  - 3-7 years
     Motor Vehicles                 - 4 years

     The freehold property is maintained as a matter of company policy, by a continual repair programme, such that the residual value of the property is at least equal to its book value.

     Goodwill on Consolidation

     The excess of the cost of acquisition over the fair value of the underlying net assets is written off to profit and loss account in the year in which it arises. However, in the case of the further acquisition of shares in Aspect Speciality Limited, the purchased goodwill has been capitalised and is to be amortised over 10 years, which is, in the directors' opinion, its useful economic life.

     Stocks

     Stocks are valued at the lower of cost, based on normal levels of activity, and net realisable value, (inclusive of a proportion of appropriate overheads).

NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE PERIOD ENDED 31 OCTOBER 1997


1.   ACCOUNTING POLICIES (CONTINUED)

     Royalties

     The group pays royalties to certain patent holders on a contractually agreed basis. Royalties are charged to the profit and loss account on an accrual basis in line with these contracts.

     Deferred Taxation

     Provision is made for taxation deferred as a result of material timing differences between the incidence of income and expenditure for taxation and accounts purposes using the liability method, only to the extent that, in the opinion of the directors, there is a reasonable probability that a liability or asset will crystallise in the near future.

     Research And Development

     Expenditure on research and development is written off against profits in the period in which it is incurred.

     Foreign Currencies

     Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate ruling on the date of the transactions. Exchange differences are taken into account in arriving at the operating results.

     The profit and loss accounts of overseas operations are translated into sterling at the average rate. The balance sheet of the overseas operation is translated into sterling at the closing rate.

     Exchange differences arising from the translation of the results of overseas operations are recorded in the profit and loss account.

     Leasing And Hire Purchase

     Assets obtained under hire purchase contracts and finance leases are capitalised as tangible fixed assets and depreciated over their useful lives. Finance leases are those where substantially all of the benefits and risks of ownership are assumed by the company. Obligations under such agreements are included in creditors net of the finance charge allocated to future periods.

     Rentals paid under operating leases are charged to the profit and loss account as incurred.

     Pension Scheme

     The group operates group personal pension schemes for the benefit of the employees, and the pension charge represents the amounts payable by the group to the schemes in respect of the period.

NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE PERIOD ENDED 31 OCTOBER 1997


2.   TURNOVER BY GEOGRAPHICAL REGION

                                    7 months ended        12 months ended
                                   31 October 1997         31 March 1997
                                   ---------------         -------------
                                         'L'                    'L'

    United Kingdom                    6,863,871              9,066,178
    Europe                            4,306,489              5,979,053
    Rest of the World                 1,853,122              1,884,252
                                  -------------          -------------
                                  'L'13,023,482          'L'16,929,483
                                  =============          =============


3.   OPERATING PROFIT

     The operating profit is stated after charging:

                                                7 months ended   12 months ended
                                                31 October 1997   31 March 1997
                                                ---------------   -------------
                                                      'L'              'L'

     Goodwill written off                           200,000          210,965
     Amortisation of goodwill                         3,724                -
     Depreciation of tangible fixed assets
     - owned by the company                         317,631          405,359
     - under hire purchase and finance
       lease contracts                              226,506          255,134
     - (Profit)/Loss on disposal of
       fixed assets                                 (41,710)           3,427
     Hire of Equipment                               18,863           59,400
     Other Operating Lease Rentals                   66,995          142,687
     Auditors' remuneration                          19,345           39,679
                                                    =======          =======

4.   OTHER OPERATING INCOME

                                                7 months ended   12 months ended
                                                31 October 1997   31 March 1997
                                                ---------------   -------------
                                                     'L'               'L'

     Sale of Business                               10,029             6,800
     Commission                                    160,855           144,703
     Postage and Freight                               358             2,875
                                                 ---------         ---------
                                                'L'171,242        'L'154,378
                                                 =========         =========

NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE PERIOD ENDED 31 OCTOBER 1997


5.   INTEREST PAYABLE

                                                7 months ended   12 months ended
                                                31 October 1997   31 March 1997
                                                ---------------   -------------
                                                     'L'               'L'

     On Bank Loans, Overdrafts and Other Loans
     - repayable within five years, by
       instalments                                  11,320           (8,922)
     - repayable within five years, not by
       instalments                                 211,709          301,130
     - repayable wholly or partly in more
       than five years                              82,451           66,256
     - on hire purchase and finance lease
       charges                                      61,857           69,628
                                                 ---------        ---------
                                                'L'367,337       'L'428,092
                                                 =========        =========
6.   STAFF COSTS

                                                7 months ended   12 months ended
                                                31 October 1997   31 March 1997
                                                ---------------   -------------
                                                     'L'               'L'

     The average weekly number of employees,
     including directors, during the period was:

     Manufacturing                                      486             344
     Sales                                               69              75
     Directors                                            3               3
                                                        ---             ---
                                                        558             422
                                                        ===             ===

     Staff Costs (for the above persons):
     Directors' Remuneration                        114,333         194,120
     Directors' Benefits in Kind                     18,500          28,415
     Directors' Social Security Costs                11,483          19,830
     Directors' Pension Contributions                 8,013          16,229
     Other Wages and Salaries (including
      social security costs)                      5,642,353       6,797,548
     Other Pension Costs                             99,618         107,344
                                                -----------     -----------
                                               'L'5,894,300    'L'7,163,486
                                                ===========     ===========

Of the above directors' remuneration 'L'107,333 (year ended 31 March 1997:
'L'182,120) was paid by a subsidiary undertaking.

                                                7 months ended   12 months ended
                                                31 October 1997   31 March 1997
                                                ---------------   -------------
                                                     'L'               'L'

     Directors' Emoluments

     Aggregate Emoluments                           132,833          222,535
     Company Pension Contributions to
      Money Purchase Schemes                          8,013           16,229
                                                  ---------        ---------
                                                 'L'140,846       'L'238,764
                                                  =========        =========

NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE PERIOD ENDED 31 OCTOBER 1997


6.   STAFF COSTS (CONTINUED)

                                                      Number            Number

     Number of Directors who are members of a
     Money Purchase Scheme                               2                 3
                                                       ===               ===


                                                7 months ended   12 months ended
                                                31 October 1997   31 March 1997
                                                ---------------   -------------
                                                     'L'               'L'

     Emoluments of Highest Paid Director
     - Aggregate Emoluments                         45,946            81,639
     - Company Pension Contributions to
        Money Purchase Scheme                        4,046             6,120
                                                    ======            ======

7.   EXCEPTIONAL ITEMS

                                                7 months ended   12 months ended
                                                31 October 1997   31 March 1997
                                                ---------------   -------------
                                                     'L'               'L'

     Branch Closure Costs                         (170,000)             -
     Settlement of Trade Dispute                      -             2,176,229
                                                ----------        -----------
                                               'L'(170,000)      'L'2,176,229
                                                ==========        ===========

8.   TAXATION

                                                7 months ended   12 months ended
                                                31 October 1997   31 March 1997
                                                ---------------   -------------
                                                     'L'               'L'
     UK Current Year Taxation
     UK Corporation Tax at 31%
      (year ended 31 March 1997: 33%)              446,000          1,900,800
     Deferred                                     (104,000)          (201,000)
                                                 ---------        -----------
                                                   342,000          1,699,800
     Prior Years
     Corporation Tax                                     -              3,598
                                                 ---------        -----------
                                                'L'342,000       'L'1,703,398
                                                 =========        ===========

9.   PROFIT ATTRIBUTABLE TO THE MEMBERS OF THE PARENT COMPANY

     The profit dealt with in the accounts of the parent company for the 7 month period amounted to'L'22,349 (Year ended 31 March 1997:'L'38,143).

NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE PERIOD ENDED 31 OCTOBER 1997


10.  INTANGIBLE FIXED ASSETS - GROUP

                                                          Goodwill
                                                          --------
                                                             'L'

     COST
     Additions                                             111,706
                                                         ---------
     AMORTISATION
     Charge for Period                                       3,724
                                                         ---------
     NET BOOK VALUES
     At 31 March 1997                                         -
     At 31 October 1997                                 'L'107,982
                                                         =========


11.  TANGIBLE FIXED ASSETS - GROUP

                                                     Short        Plant,
                          Freehold     Property    Leasehold     Equipment       Motor
                          Property   Improvements   Property    & Fittings      Vehicles      Totals
                          --------   ------------   --------    ----------      --------      ------
                            'L'          'L'          'L'           'L'           'L'           'L'
     COST
     At 1 April 1997       950,000      575,864       51,347      3,339,706      325,046      5,241,963
     Additions             789,090      174,914         -         2,018,097      202,847      3,184,948
     Disposals                -            -            -          (362,613)    (134,750)      (497,363)
                       -----------    ---------     --------    -----------    ---------    -----------
     At 31 October
       1997           'L'1,739,090   'L'750,778    'L'51,347   'L'4,995,190   'L'393,143   'L'7,929,548
                       -----------    ---------     --------    -----------    ---------    -----------

     DEPRECIATION
     At 1 April 1997          -         110,927       24,927        878,769      184,118      1,198,741
     Charge for Period        -          38,847       13,551        439,170       52,569        544,137
     Disposals                -            -            -           (31,830)    (108,337)      (140,167)
                       -----------    ---------     --------    -----------    ---------    -----------

     At 31 October
      1997                    -         149,774       38,478      1,286,109      128,350      1,602,711
                       -----------    ---------     --------    -----------    ---------    -----------

     NET BOOK VALUES
      At 31 March
       1997             'L'950,000   'L'464,937    'L'26,420   'L'2,460,937   'L'140,928   'L'4,043,222
      At 31 October
       1997           'L'1,739,090   'L'601,004    'L'12,869   'L'3,709,081   'L'264,793   'L'6,326,837
                       ===========   ==========    =========   ============   ==========   ============

     The net book value of tangible fixed assets include an amount of 'L'1,457,974 (31 March 1997: 'L'820,618) in respect of assets held under finance leases and hire purchase contracts. Depreciation charged on these assets during the period amounted to 'L'226,506 (31 March 1997:
     'L'255,134).

     At the balance sheet date the group had capital commitments amounting to 'L'405,892 (31 March 1997: 'L'264,733) in respect of contracts approved by the board and contracted for.

NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE PERIOD ENDED 31 OCTOBER 1997


11.  TANGIBLE FIXED ASSETS (CONTINUED) - GROUP

     Included within fixed assets are fully depreciated assets with cost as follows:-

                                            31 October 1997       31 March 1997
                                            ---------------       -------------
                                                  'L'                  'L'

     Plant, Equipment and Fittings               118,492             89,623
     Motor Vehicles                                 -                35,000
                                               ---------           ---------
                                              'L'118,492          'L'124,623
                                               =========           =========

12.  INVESTMENTS - COMPANY

     Investments in Subsidiary Undertakings:

                                            31 October 1997       31 March 1997
                                            ---------------       -------------

     Cost at 1 April 1997 and
      31 October 1997                        'L'1,118,556         'L'1,118,556
                                              ===========          ===========

                                                             Country of          Country of
     Name                                      Holding %     Incorporation       Registration
     ----                                      ---------     -------------       ------------
     Aspect Vision Care Limited - Contact
      lens manufacture and distribution            65.8%       England           Great Britain
     Aspect Vision Italia SRL - Contact
      lens distribution                            70%         Italy             Italy
     Aspect Speciality Limited
      - Dormant                                    89.75%      England           Great Britain
     Focus Solutions Limited
      - Dormant                                   100%         England           Great Britain
     Aspect Contact Lenses Limited
      - Dormant                                   100%         England           Great Britain
     Averlan Company Limited
      - Dormant                                   100%         England           Great Britain

     All of the above holdings are in ordinary shares.

13.  STOCKS - GROUP

                                             31 October 1997      31 March 1997
                                             ---------------      -------------
                                                   'L'                 'L'

     Lenses                                    2,480,064            2,836,727
     Materials                                   306,078              256,771
     Packaging and Labels                        200,278              164,576
     Moulds                                      443,404              353,058
     Work in Progress                            507,575               86,879
     Plant Stock                                     667                3,000
                                             -----------          -----------
                                            'L'3,938,066         'L'3,701,011
                                             ===========          ===========

NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE PERIOD ENDED 31 OCTOBER 1997


14. DEBTORS - GROUP

                                             31 October 1997      31 March 1997
                                             ---------------      -------------
                                                   'L'                 'L'

     Trade Debtors                              3,934,685           3,502,689
     Amounts due from Related Company             901,086             448,458
     Prepayments                                  338,698             180,515
     Other Debtors                                243,356           1,729,931
     Deferred Taxation (Note 20)                  658,000             554,000
     Directors' Loan Account                      171,436                -
                                              -----------         -----------
                                             'L'6,247,261        'L'6,415,593
                                              ===========         ===========

     There were no amounts falling due after more than one year.

     The group made the following loan to a director during the period:-

                                           Balance at        Highest Balance
                                            31.10.97        During the Period
                                            --------        -----------------

     G H Galley                           'L'171,436          'L'171,436
                                           =========           =========

     The loan has been repaid since the period end.

     DEBTORS - COMPANY

                                              31 October 1997     31 March 1997
                                              ---------------     -------------

     Due within one year:
     Amounts Due from Group Undertakings        'L'306,958          'L'284,059
                                                 =========           =========

     There were no amounts falling due after more than one year.

15.  CREDITORS - GROUP

                                                    Amounts falling                 Amounts falling
                                                       due within                    due after more
                                                        one year                     than one year
                                                        --------                     -------------
                                               31 October      31 March       31 October        31 March
                                                  1997           1997            1997              1997
                                                  ----           ----            ----              ----
                                                  'L'            'L'             'L'               'L'
      Bank Loan and Overdraft                  1,151,064         917,510       1,291,320         797,527
      Net Obligations Under Finance
      Leases & Hire Purchase
       Contracts                                 468,853         275,079         724,615         289,546
      Corporation Tax                          2,459,431       2,330,800            -               -
      Directors' Loan and Current
       Accounts                                  686,981          75,442            -               -
      Factoring Creditor                         827,510         755,617            -               -
      Trade Creditors                          1,051,022       1,743,644            -               -
      Accruals                                 2,197,820       2,296,903            -               -
      Other Taxes & Social Security              258,428         431,822            -               -
      Other Creditors                            641,445         205,523         337,700         368,945
      Pension Loan                               145,000         145,000            -               -
                                             -----------     -----------     -----------     -----------
                                            'L'9,887,554    'L'9,177,340    'L'2,353,635    'L'1,456,018
                                             ===========     ===========     ===========     ===========

NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE PERIOD ENDED 31 OCTOBER 1997


15.  CREDITORS (CONTINUED) - GROUP

     The bank loan, overdrafts, directors' loan and pension loan are secured by fixed and floating charges over the assets of the company concerned.

     The factoring account is secured by a floating charge over the sales ledger of the company concerned.

     The finance leases and hire purchase contracts are all repayable within five years and are secured on the assets concerned. Bank loan repayments totalling 'L'624,085 are due after five years. The bank loans of 'L'609,781, 'L'599,509 and 'L'263,023 are repayable by monthly instalments of 'L'8,130.64, 'L'7,622.75 and 'L'10,180 respectively to achieve repayment by September 2006, June 2007 and February 2000.

     Of the creditors 'L'4,665,788 (31 March 1997: 'L'3,255,721) are secured.

     CREDITORS - COMPANY

                                                     Amounts falling
                                                        due within
                                                         one year
                                                         --------
                                                 31 October      31 March
                                                    1997           1997
                                                    ----           ----

     Accruals and Deferred Income                'L'2,000        'L'1,450
                                                 ========        ========
     There were no amounts falling due after more than one year.

16.  CALLED UP SHARE CAPITAL

                                               31 October 1997            31 March 1997
                                               ---------------            -------------
                                                           Issued                      Issued
                                                         and Fully                   and Fully
                                            Authorised      Paid        Authorised      Paid
                                            ----------      ----        ---------       ----
                                                'L'          'L'            'L'          'L'
     Ordinary Shares of 'L'0.01               500,000       7,239         500,000       7,239
     Convertible Redeemable
      Preferred Ordinary Shares
      of 'L'0.01                              900,000        -            900,000        -
     Preferred Ordinary Shares
      of 'L'0.01                            1,600,000        -          1,600,000        -
                                          -----------     -------     -----------     -------
                                         'L'3,000,000    'L'7,239    'L'3,000,000    'L'7,239
                                          ===========     =======     ===========     =======

17.  SHARE PREMIUM ACCOUNT

     There was no movement in the share premium account during the period.

NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE PERIOD ENDED 31 OCTOBER 1997


18.  PROFIT AND LOSS ACCOUNT

                                                 Group              Company
                                                 -----              -------
                                                  'L'                 'L'

     Balance at 1 April 1997                     2,350,851          1,076,165
     Retained Profit For The Period                350,226             22,349
                                               -----------        -----------
     Balance at 31 October 1997               'L'2,701,077       'L'1,098,514
                                               ===========        ===========

19.  RECONCILIATION OF MOVEMENT IN SHAREHOLDERS FUNDS

     There was no movement in the shareholders' funds during the period except for the profit as set out in note 18.

20.  DEFERRED TAX - GROUP

                                              Unprovided                    Provided
                                              ----------                    --------
                                       31 October    31 March     31 October       31 March
                                          1997         1997         1997             1997
                                          ----         ----         ----             ----
                                          'L'           'L'          'L'              'L'
     Accelerated Capital Allowance          -           -            84,000          50,000
     Finance Lease Payments                 -           -            52,000          54,000
     Short Term Timing Difference           -           -          (794,000)       (658,000)
                                           ----        ----      ----------      ----------
                                          'L' -       'L' -     'L'(658,000)    'L'(554,000)
                                           ====        ====      ===========     ==========


21.  OPERATING LEASES - GROUP

     At 31 October 1997 the group had the following commitments under non-cancellable operating leases as follows:-

                                      31 October 1997           31 March 1997
                                     -----------------        -----------------
                                     Land and Building        Land and Building
                                     -----------------        -----------------
                                            'L'                      'L'
     Expiry Date:
     Within one year                      84,300                   43,500
     Between two and five years              -                     40,800
     After more than five years           30,000                   30,000
                                          ======                   ======

22.  CONTROLLING PARTY

     The directors of the Company, as disclosed in the Directors' Report, are the controlling party of New Focus Health Care Limited by virtue of their 100% holding in the equity share capital of the company at 31 October 1997.

     On 3 December 1997 the company was taken over by CooperVision Inc., a company registered and incorporated in the United States of America.

NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE PERIOD ENDED 31 OCTOBER 1997


23.  RELATED PARTY TRANSACTIONS - GROUP

     The group had the following transactions with Contact Lens Technologies Limited, a company of which G H Galley, A D Galley and B Bevis (directors of Aspect Vision Care Limited) were directors during the period.

                                         7 months ended       12 months ended
                                         31 October 1997       31 March 1997
                                         ---------------       -------------
                                               'L'                  'L'
     Sale of Contact Lenses                 1,933,425            1,001,473
     Rent of Property                          30,333               52,000
     Rent of Equipment                         70,000              120,000
                                            =========            =========

     In addition the company's directors own the patent rights along with B Bevis, I Atkinson and A Morland to the company's manufacturing process. Royalties of lOp per finished lens and 7p per finished mould are charged by the patent holders for their rights.

24.  CONTINGENT LIABILITIES - GROUP

     Guarantees for deferred duty totalling 'L'60,000 (31 March 1997 'L'60,000) have been given to H M Customs & Excise.

     The group had outstanding forward foreign exchange contracts amounting to 'L'1,153,657 (31 March 1997: 'L'Nil).

     CONTINGENT LIABILITIES - COMPANY

     The company has provided unlimited guarantees in respect of bank borrowings of certain subsidiary undertakings. At 31 October 1997 this liability amounted to 'L'1,997,958 (31 March 1997: 'L'1,375,624).

25.  PENSION COMMITMENTS - GROUP

     The group administers group personal pension schemes for its employees. The assets of the schemes are held separately from those of the group in independently administered funds.

26.  POST BALANCE SHEET EVENTS

     The financial statements take into consideration events occurring between 31 October 1997 and the date of their approval by the board of directors.

NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE PERIOD ENDED 31 OCTOBER 1997


27.  RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW
     FROM OPERATING ACTIVITIES

                                                 7 months ended  12 months ended
                                                31 October 1997   31 March 1997
                                                ---------------  ---------------
                                                      'L'              'L'

     Operating Profit                              1,394,590        3,200,801
     Depreciation Charge                             747,861          660,493
     (Profit)/Loss on Disposal of Tangible
       Fixed Assets                                  (41,710)           3,427
     Exceptional Item                               (170,000)       2,176,229
     Increase in Stocks                             (237,056)      (2,151,128)
     Increase in Debtors                             272,332       (2,501,745)
     Increase in Creditors                            42,765        1,093,151
                                                 -----------      -----------
     NET CASH INFLOW FROM OPERATING ACTIVITIES  'L'2,008,782     'L'2,481,228
                                                 ===========      ===========


28.  ANALYSIS OF CHANGES IN NET DEBT

                           At           Cash           Other         At               Cash          Other           At
                           1.4.96       Flows          Changes       31.3.97          Flows         Changes         31.10.97
                           ------       -----          -------       -------          -----         -------         --------
                             'L'         'L'             'L'            'L'            'L'            'L'             'L'
     Cash in Hand
     and at Bank           173,798      302,786           -            476,584      (354,940)          -              121,644
     Bank
     Overdraft            (301,465)    (452,033)          -           (753,498)     (216,573)          -             (970,071)
                                      ---------                                   ----------
                                       (149,247)                                    (571,513)
     Bank Loans           (413,034)     116,495        (665,000)      (961,539)      119,226        (630,000)      (1,472,313)
     Hire Purchase
     and Finance
     Lease                (295,352)     345,621        (614,894)      (564,625)      325,877        (954,720)      (1,193,468)
                        ----------    ---------    ------------    -----------    ----------    ------------    ------------
     TOTAL             'L'(836,053)  'L'312,869   'L'(1,279,894)  'L'(1,803,078)  'L'(126,410)  'L'(1,584,720)  'L'(3,514,208)
                        ==========    =========    ============    ============    ==========     ============   ============

NEW FOCUS HEALTH CARE LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE PERIOD ENDED 31 OCTOBER 1997


29.  RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET
     DEBT (NOTE 27)

                                                  7 months ended              12 months ended
                                                  31 October 1997              31 March 1997
                                                  ---------------              -------------
                                                  'L'         'L'             'L'           'L'

     Decrease in Cash in the Period             (571,513)                 (149,247)
     Cash Outflow from Repayment of
       Bank Loans                                119,226                   116,495
     Cash Outflow from Repayment of
       Hire Purchase and Finance Leases          325,877                   345,621
                                                --------                  --------
                                                             (126,410)                    312,869
     New Bank Loan                              (630,000)                 (665,000)

     New Hire Purchase and Finance
       Leases                                   (954,720)                 (614,894)
                                                --------                  --------
                                                           (1,584,720)                 (1,279,894)
                                                         ------------               -------------
     Movement in Net Debt in the Period                    (1,711,130)                   (967,025)
     Net Debt at 1 April 1997                              (1,803,078)                   (836,053)
                                                         ------------               -------------
     Net Debt at 31 October 1997                        'L'(3,514,208)              'L'(1,803,078)
                                                         ============               =============

New Focus Health Care Limited
Selected Notes for Consolidated Accounts Period Ended 31 October 1997


30. SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UK AND US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES - (UNAUDITED)

The significant differences between UK GAAP and US GAAP are explained in Note 29 to the Company's financial report for the year ended 31 March 1997 included elsewhere in this Form 8-K filing.

Approximate effect on profit after taxation of significant differences between UK GAAP and US GAAP.



                                                                7 months ended
                                                                31 October 1997
                                                                ---------------
                                                                      'L'
Profit/(Loss) after taxation under UK GAAP                          350,226
US GAAP adjustments:
     Capitalisation of Goodwill                                     200,000
     Amortisation of Goodwill                                       -57,399
     Deferred tax                                                    10,000
     Minority Interest on the foregoing adjustments                 -52,178
                                                                    -------
Profit/(Loss) after taxation under US GAAP                          450,649
                                                                    =======


Approximate cumulative effect on shareholders equity of significant differences between UK GAAP and US GAAP



                                                                31 October 1997
                                                                ---------------
                                                                     'L'

Shareholders' equity under UK GAAP                                3,026,077
US GAAP adjustments:
     Capitalisation of Goodwill                                   1,069,706
     Amortisation of Goodwill                                      -158,195
     Deferred tax                                                         0
     Minority Interest on the foregoing adjustments                -311,432
                                                                  ---------
  Shareholders Equity under US GAAP                               3,626,156
                                                                  =========


Interim Financial Statements (Unaudited)
Contact Lens Technologies Limited
Profit and Loss Account for the 7 months Ended 31 October 1996
--------------------------------------------------------------------------------

                                                                       7 months Ended
                                                                      31 October 1996
                                                                            'L'
Turnover                                                                 786,667

Cost of Sales                                                           -392,754
                                                                        --------
Gross Profit                                                             393,913

Distribution Costs                                                             0

Administrative Expenses                                                 -228,313
                                                                        --------
                                                                         165,600

Other Operating Income                                                         0
                                                                        --------
Operating Profit                                                         165,600

Exceptional Item                                                               0

Interest Recievable                                                            0

Interest Payable                                                               0
                                                                        --------
Profit on Ordinary Activites Before Taxation                             165,600

Tax on Profit on Ordinary Activites                                      -64,445
                                                                        --------
Profit for the Financial Period                                          101,155

Minority Interest                                                              0
                                                                        --------
Retained Profit for the Period                                           101,155
                                                                        ========

The results in the profit and loss account relate to continuing operations.

There were no recognised gains or losses other than those included in the profit and loss account.

Balance Sheet as at 31 October 1996

                                                                    31 October 1996
                                                                          'L'
Fixed Assets
Intangible Assets                                                              0
Tangible Assets                                                          932,174
Investments                                                                    0
                                                                        --------
                                                                         932,174
Current Assets
Stocks                                                                   103,894
Debtors                                                                  350,079
Cash at Bank and in hand                                                  26,500
                                                                        --------
                                                                         480,473
Creditors
Amounts falling due within one year                                     -917,041
                                                                        --------
Net Current Assets                                                      -436,567
                                                                        --------
Total Assets less Current Liabilities                                    495,607

Creditors:
Amounts falling due after more than one year                            -304,167
                                                                        --------
Net Assets                                                               191,440
                                                                        ========
Capital and Reserves
Called up Share Capital                                                    1,000
Share Premium Account                                                          0
Profit and Loss Account                                                  190,440
                                                                        --------
Shareholders Funds                                                       191,440
Minority Interest                                                              0
                                                                        --------
                                                                         191,440
                                                                        ========

Cash Flow Statement for the 7 months Ended 31 October 1996

                                                                     7 months Ended
                                                                    31 October 1996
                                                                           'L'
NET CASH INFLOW FROM OPERATING ACTIVITIES                               443,212

RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
Interest Received                                                             0
Interest Paid                                                                 0
interest Element of Finance Lease Rental Payments
                                                                       ---------
NET CASH OUTFLOW FROM
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE                               0
                                                                       ---------
TAXATION
Corporation Tax Paid                                                     (9,822)
ACT Received
                                                                       ---------
TAX PAID                                                                 (9,822)
                                                                       ---------
CAPITAL EXPENDITURE AND FINANCIAL INVESTMENT
Payment to Acquire Minority Interest                                          0
Payment to Acquire Intangible Fixed Assets                                    0
Payment to Acquire Tangible Fixed Assets                               (189,520)
Receipts from Sales of Tangible Fixed Asssets                            62,000
                                                                       ---------
NET CASH OUTFLOW FROM CAPITAL EXPENDITURE                              (127,520)
                                                                       ---------
FINANCING
Bank Loan Advance                                                             0
Bank Loan Repayment                                                     (16,971)
Finance Lease and Hire Purchase Repayment                                     0
                                                                       ---------
NET CASH INFLOW FROM FINANCING                                          (16,971)
                                                                       ---------
INCREASE/(DECREASE) IN CASH                                             288,899
                                                                       =========

Notes to the Interim Financial Statements for 7 months to 31 October 1996

Note 1.  Basis of preparation of interim financial statements

The accompanying financial statements, which are unaudited, are prepared in accordance with generally accepted accounting principles in the United Kingdom (UK GAAP), which differs in certain significant respects from those applicable in the United States (US GAAP). (See Note 2.) The results for the partial period reported herein are not necessarily indicative of the results to be expected for future periods.

In the opinion of the Directors, the accompanying unaudited financial statements contain all adjustments necessary to present fairly the Company's financial position, results of operations and cash flows for the period presented. The accompanying unaudited interim financial statements should be read in conjunction with the audited financial statements and notes thereto included elsewhere in this Form 8-K filing.

Note 2. Adjustments to UK Profits and Shareholders Equity for US GAAP

The significant differences between UK GAAP and US GAAP are explained in Note 19 to the Company's financial report for the year ended 31 March 1997 included elsewhere in this Form 8-K filing.

Approximate effect on profit after taxation of significant differences between UK GAAP and US GAAP.

                                                                      7 months Ended
                                                                     31 October 1996
                                                                           'L'
Profit/(Loss) after taxation under UK GAAP                               101,155
US GAAP adjustments:
Capitalisation of Interest                                                     0
Depreciation on Interest Capitalised                                      -1,168
Freehold Property Depreciation                                            -5,323
Tax effect on the foregoing adjustments                                      385
Deferred tax                                                              -1,777
                                                                         -------
Profit/(Loss) after taxation under US GAAP                                93,272
                                                                         =======


Approximate cumulative effect on shareholders equity of significant differences between UK GAAP and US GAAP

                                                                    31 October 1996
                                                                          'L'
Shareholders' equity under UK GAAP                                       191,440
US GAAP adjustments:
Capitalisation of Interest                                                13,345
Depreciation on Interest Capitalised                                      -1,168
Freehold Property Depreciation                                            -6,844
Tax effect on the foregoing adjustments                                   -4,018
Deferred tax                                                              -4,536
                                                                         -------
Shareholders Equity under US GAAP                                        188,219
                                                                         =======

Basis of Preparation of Cash Flow Statement

The company's cash flow statement is prepared in accordance with UK Financial Reporting Standard No. 1 (Revised) "Cash Flow Statements" (FRS 1 - Revised), the objectives and principles of which are similar to those set out in Statement of Financial Accounting Standards 95, "Statement of Cash Flows" (SFAS 95) under US GAAP. The principle differences between FRS 1 (Revised) and SFAS 95 relate to classification. Under FRS 1 (Revised), the Company presents its cash flows for
(a) operating activities; (b) returns on investment and servicing of finance;(c) taxation;(d) capital expenditure and financial investment; and (e) financing activities. SFAS 95 requires only three categories of cash flow activity (a) operating; (b) investing; and (c) financing.

Cash Flows from taxation and returns on investment and servicing of finance under FRS 1 (Revised) would be included as operating activities under SFAS 95. Under FRS 1 (Revised) cash includes only cash in hand plus deposits repayable on demand, less overdrafts repayable on demand. Under SFAS 95 cash and cash equivalents include all highly liquid short term investments with original maturities of three months or less.

                                                                     7 months Ended
                                                                    31 October 1996
                                                                          'L'
Note 3. Reconciliation of Operating Profit to the Net Cash Inflow from Operating
Activities

Operating Profit                                                        165,600
Depreciation Charge                                                      57,855
(Profit)/Loss on Disposal of Tangible Assets                             (1,740)
Exceptional Item                                                              0
(Increase)/Decrease in Stocks                                           (59,671)
(Increase)/Decrease in Debtors                                          (66,486)
Increase/(Decrease) in Creditors                                        347,655
                                                                        -------
NET CASH INFLOW FROM OPERATING ACTIVITIES                               443,212
                                                                        =======


                                                                     31 October 1996
                                                                           'L'
Note 4. Stocks

Contact Lenses                                                            86,389
Packaging and Labels                                                      17,505
                                                                         -------
Total                                                                    103,894
                                                                         -------

Interim Financial Statements (Unaudited)
New Focus Health Care Limited
Consolidated Profit and Loss Account for the 7 months Ended 31 October 1996
--------------------------------------------------------------------------------

                                                                     7 months Ended
                                                                    31 October 1996
                                                                          'L'
Turnover                                                               9,936,389

Cost of Sales                                                         -5,025,751
                                                                      ----------
Gross Profit                                                           4,910,639

Distribution Costs                                                      -290,112

Administrative Expenses                                               -2,619,430
                                                                      ----------
                                                                       2,001,096

Other Operating Income                                                         0
                                                                      ----------
Operating Profit                                                       2,001,096

Exceptional Item                                                       1,269,333

Interest Recievable                                                          935

Interest Payable                                                        -198,472
                                                                      ----------
Profit on Ordinary Activites Before Taxation                           3,072,893

Tax on Profit on Ordinary Activities                                    -991,550
                                                                      ----------
Profit for the Financial Period                                        2,081,343

Minority Interest                                                       -710,987

                                                                      ----------
Retained Profit for the Period                                         1,370,356
                                                                      ==========

The results in the profit and loss account relate to continuing operations.

There were no recognised gains or losses other than those included in the profit and loss account.

Consolidated Balance Sheet as at 31 October 1996

                                                                     31 October 1996
                                                                          'L'
Fixed Assets
Intangible Assets                                                          9,237
Tangible Assets                                                        3,640,718
Investments                                                                    0
                                                                      ----------
                                                                       3,649,955
Current Assets
Stocks                                                                 2,898,876
Debtors                                                                6,064,175
Cash at Bank and in hand                                                  11,408
                                                                      ----------
                                                                       8,974,459
Creditors
Amounts falling due within one year                                   -8,315,964
                                                                      ----------
Net Current Assets                                                       658,495
                                                                      ----------
Total Assets less Current Liabilities                                  4,308,450

Creditors:
Amounts falling due after more than one year                          -1,557,557
                                                                      ----------
Net Assets                                                             2,750,894
                                                                      ==========
Capital and Reserves
Called up Share Capital                                                    7,239
Share Premium Account                                                    317,761
Profit and Loss Account                                                1,465,066
                                                                      ----------
Shareholders Funds                                                     1,790,066

Minority Interest                                                        960,828
                                                                      ----------
                                                                       2,750,894
                                                                      ==========

Consolidated Cash Flow Statement for the 7 months Ended 31 October 1996

                                                                      7 months Ended
                                                                     31 October 1996
                                                                           'L'
NET CASH INFLOW FROM OPERATING ACTIVITIES                               904,139

RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
Interest Received                                                           484
Interset Paid                                                           (35,614)
                                                                     ----------
NET CASH OUTFLOW FROM
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE                         (35,130)
                                                                     ----------
TAX PAID                                                                      0
                                                                     ----------
CAPITAL EXPENDITURE AND FINANCIAL INVESTMENT
Payment to Acquire Tangible Fixed Assets                             (1,802,224)
                                                                     ----------
NET CASH OUTFLOW FROM CAPITAL EXPENDITURE                            (1,802,224)
                                                                     ----------
FINANCING
Bank Loan Advance                                                       665,000
Bank Loan Repayment                                                     (42,785)
Finance Lease and Hire Purchase Repayment                              (224,014)
                                                                     ----------
NET CASH INFLOW FROM FINANCING                                          398,201
                                                                     ----------
INCREASE/(DECREASE) IN CASH                                            (535,014)
                                                                     ==========

Notes to the Interim Financial Statements for 7 months to 31 October 1996

Note 1.  Basis of preparation of interim financial statements

The accompanying financial statements, which are unaudited, are prepared in accordance with generally accepted accounting principles in the United Kingdom (UK GAAP), which differs in certain significant respects from those applicable in the United States (US GAAP). (See Note 2.) The results for the partial period reported herein are not necessarily indicative of the results to be expected for future periods.

In the opinion of the Directors, the accompanying unaudited financial statements contain all adjustments necessary to present fairly the Company's financial position, results of operations and cash flows for the period presented. The accompanying unaudited interim financial statements should be read in conjunction with the audited financial statements and notes thereto included elsewhere in this Form 8-K filing.

Note 2. Adjustments to UK Profits and Sharehodlers Equity for US GAAP

The significant differences between UK GAAP and US GAAP are explained in Note 29 to the Company's financial report for the year ended 31 March 1997 included elsewhere in this Form 8-K filing.

Approximate effect on profit after taxation of significant differences between UK GAAP and US GAAP.

                                                                     7 months Ended
                                                                    31 October 1996
                                                                         'L'
Profit/(Loss) after taxation under UK GAAP                             1,370,356
US GAAP adjustments:
Capitalisation of Goodwill                                                     0
Amortisation of Goodwill                                                 -38,427
Deferred tax                                                              20,417
Minority Interest on the foregoing adjustments                            -6,152
                                                                       ---------
Profit/(Loss) after taxation under US GAAP                             1,346,194
                                                                       =========


Approximate cumulative effect on shareholders equity of significant differences between UK GAAP and US GAAP

                                                                    31 October 1996
                                                                          'L'
Shareholders' equity under UK GAAP                                     1,790,066
US GAAP adjustments:
Capitalisation of Goodwill                                               658,741
Amortisation of Goodwill                                                 -73,349
Deferred tax                                                             -24,583
Minority Interest on the foregoing adjustments                          -191,572
                                                                       ---------
Shareholders Equity under US GAAP                                      2,159,303
                                                                       =========

Basis of Preparation of Cash Flow Statement

The group's cash flow statement is prepared in accordance with UK Financial Reporting Standard No.1 (Revised) "Cash Flow Statements" (FRS 1 - Revised), the objectives and principles of which are similar to those set out in Statement of Financial Accounting Standards 95, "Statement of Cash Flows" (SFAS 95) under US GAAP. The principle differences between FRS 1(Revised) and SFAS 95 relate to classification. Under FRS 1(Revised), the Group presents its cash flows for (a) operating activities; (b) returns on investment and servicing of finance; (c) taxation; (d) capital expenditure and financial investment; and (e) financing activities. SFAS 95 requires only three categories of cash flow activity (a) operating; (b) investing; and (c) financing.

Cash flows from taxation and returns on investment and servicing of finance under FRS 1 (Revised) would be included as operating activities under SFAS 95. Under FRS 1 (Revised) cash includes only cash in hand plus deposits repayable on demand, less overdrafts repayable on demand. Under SFAS 95 cash and cash equivalents include all highly liquid short term investments with original maturities of three months or less. In addition, under SFAS 95 changes in minority interests would be presented as a cash flow from operating activities.

                                                                     7 months Ended
                                                                    31 October 1996
                                                                          'L'

Note 3. Reconciliation of Operating Profit to the Net Cash Inflow from Operating
Activities

Operating Profit                                                      2,001,096
Depreciation Charge                                                     422,000
(Profit)/Loss on Disposal of Tangible Assets                             15,050
Excetional Item                                                       1,269,333
(Increase)/Decrease in Stocks                                        (1,351,993)
(Increase)/Decrease in Debtors                                       (2,350,915)
Increase/(Decrease) in Creditors                                        899,568
                                                                     ----------
NET CASH INFLOW FROM OPERATING ACTIVITIES                               904,139
                                                                     ==========


                                                                    31 October 1996
                                                                          'L'
Note 4. Stocks

Lenses                                                                 2,182,401
Materials                                                                275,480
Packaging & Labels                                                       134,132
Moulds                                                                   271,343
Work in Progress                                                          35,520
                                                                       ---------
Total                                                                  2,898,876
                                                                       =========

                           THE COOPER COMPANIES, INC.
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                              FINANCIAL STATEMENTS

In December 1997, The Cooper Companies, Inc., a Delaware corporation (the "Company"), through its wholly owned subsidiary, Aspect Vision Holdings Limited, an English company ("AVH"), acquired all of the outstanding capital stock of the following privately held English companies: New Focus Health Care Limited ("NFHC"), Contact Lens Technologies Limited ("CLT") and Aspect Vision Care Limited ("AVC"). The Company also acquired a majority of the outstanding capital stock of Aspect Vision Italia S.R.L., a privately held Italian company ("AVI"), and intends to purchase the remainder of AVI's stock pursuant to certain put and call option arrangements, at prices to be agreed upon by the parties. NFHC consolidated financial reports include AVC and AVI. NFHC, AVC, AVI and CLT are herein collectively referred to as "Aspect." Aspect was a privately-held manufacturer of high quality contact lenses sold primarily in the United Kingdom and other European countries.

The Company paid approximately 'L'30 million, or $51.0 million at the date of the closing in cash ('L'12 million) and 8% five-year notes ('L'18 million), and will pay an additional amount after approximately 3 years based on performance of Aspect over that period. The minimum amount of the additional payment will accrete to 'L'5 million after approximately 3 years, and there is no maximum limit. The cash payment was partially financed under the Company's $50 million revolving credit agreement and cash then on hand. The acquisition will be accounted for under the purchase method. Aspect will operate under its current name and management as a part of CooperVision, Inc., the Company's contact lens business.

The following unaudited pro forma consolidated condensed financial statements have been prepared to illustrate the effect of the acquisition of Aspect, and include an unaudited pro forma consolidated condensed statement of income for the year ended October 31, 1997, and an unaudited pro forma consolidated condensed balance sheet as of October 31, 1997. The unaudited pro forma financial statements are based on the historical consolidated financial statements of the Company, NFHC and CLT, prepared in accordance with United States generally accepted accounting principles. The unaudited pro forma consolidated condensed financial statements reflect a preliminary allocation of the purchase price. Management is in the process of obtaining valuations of the individual assets acquired. Accordingly, the actual purchase price allocation may differ significantly from the preliminary allocation used herein.

The unaudited pro forma consolidated condensed balance sheet as of October 31, 1997 assumes that the acquisition was consummated on October 31, 1997, and the unaudited pro forma consolidated condensed statement of income for the year ended October 31, 1997 assumes that the acquisition had been consummated as of November 1, 1996.

                           THE COOPER COMPANIES, INC.
         Unaudited Pro Forma Consolidated Condensed Statement of Income
                    (In thousands, except per share figures)

                                                                          Year Ended October 31, 1997
                                                                    Historical
                                                                    ----------     Pro forma
                                                                  TCC      Aspect  Adjustments     Pro forma
                                                                  ---      ------  -----------     ---------
 Net sales of products                                         $ 88,769    $38,002    $  -          $126,771
 Net service revenue                                             52,704       -          -            52,704
                                                               --------    -------    -------       --------
 Net operating revenue                                          141,473     38,002       -           179,475
                                                               --------    -------    -------       --------
 Cost of products sold                                           27,325     20,685       -            48,010
 Cost of services provided                                       46,538       -          -            46,538
 Selling, general and administrative  expense                    38,337     12,700       -            51,037
 Research and development expense                                 1,739       -          -             1,739
 Amortization of intangibles                                      1,745        139      1,202  (a)     3,086
                                                               --------    -------    -------       --------
 Income from operations                                          25,789      4,478     (1,202)        29,065
                                                               --------    -------    -------       --------
 Interest expense                                                 4,214      1,153      3,693  (b)     9,060
 Other (loss) income, net                                           209      1,562       -             1,771
                                                               --------    -------    -------       --------
 Income from continuing operations before income taxes           21,784      4,887     (4,895)        21,776
 (Benefit of) provision for income taxes                        (26,606)     2,034     (1,278) (c)   (25,850)
                                                               --------    -------    -------       --------
 Income from continuing operations                             $ 48,390    $ 2,853    $(3,617)      $ 47,626
                                                               ========    =======    =======       ========
 Earnings per share from continuing operations                 $   3.70                             $   3.63
                                                               ========                             ========
 Number of shares used to compute
      earnings per share                                         13,071                               13,109
                                                               ========                             ========

The unaudited pro forma consolidated condensed statement of income has been prepared to reflect the acquisition of Aspect as if it had occurred on November 1, 1996. The acquisition has been accounted for under the purchase method of accounting.

The unaudited pro forma consolidated condensed statement of income excludes any potential benefits that might result from the acquisition due to synergies that may be derived. The unaudited pro forma consolidated condensed statement of income does not purport to be indicative of the results that actually would have occurred if the acquisition had occurred on the date indicated or indicative of results which may be obtained in the future. The unaudited pro forma consolidated condensed statement of income should be read in conjunction with the historical consolidated financial statements and accompanying notes for Aspect and the Company. The unaudited pro forma consolidated condensed financial statements reflect a preliminary allocation of the purchase price. Management is in the process of obtaining valuations of the individual assets acquired. Accordingly, the actual purchase price allocation may differ significantly from the preliminary allocation used herein.

The following is a summary of adjustments reflected in the unaudited pro forma consolidated condensed statements of income:

        (a) Adjustment to reflect the annual amortization amount of the excess of the purchase price over the historical cost basis of the net assets acquired, subject to allocation, over an estimated 40-year life.

        (b) Adjustment to reflect interest expense amounts at an annual rate of 8%, on the debt to the prior owners ($2.2 million) and additional borrowings for the acquisition ($1.1 million).

        (c) Adjustment for the tax savings related to the additional interest deduction at the U.K. tax rate of 33%, and also tax savings on the intangible amortization deduction in the U.S. at 5%.

                           THE COOPER COMPANIES, INC.
            Unaudited Pro Forma Consolidated Condensed Balance Sheet
                                 (In thousands)

                                                                       October 31, 1997
                                                       ----------------------------------------------
                                                            Historical
                                                       --------------------   Pro forma
                                                         TCC        Aspect   Adjustments    Pro forma
                                                         ---        ------   -----------    ---------
                       ASSETS
 Current assets:
 Cash and cash equivalents                             $ 18,249     $   204    $(7,534)(a)  $ 10,919
 Trade and patient accounts receivable, net              27,469       9,109       -           36,578
 Inventories                                             15,096       7,089       -           22,185
 Other current assets                                     5,021       2,628       -            7,649
                                                       --------     -------    -------      --------
      Total current assets                               65,835      19,030     (7,534)       77,331
                                                       --------     -------    -------      --------
 Property, plant and equipment at cost                   56,578      14,988       -           71,566
 Less accumulated depreciation and amortization          17,055       2,967       -           20,022
                                                       --------     -------    -------      --------
                                                         39,523      12,021       -           51,544
                                                       --------     -------    -------      --------
 Goodwill and other intangibles, net                     36,698         181     48,076 (b)    84,955
 Deferred tax and other assets                           33,242        -          -           33,242
                                                       --------     -------    -------      --------
                                                       $ 75,298     $31,232    $40,542      $247,072
                                                       ========     =======    =======      ========
        LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
 Short-term debt                                       $    438     $ 5,530    $  -         $  5,968
 Accounts payable                                         7,907       1,805       -            9,712
 Other current liabilities                               16,138       6,099       -           22,237
 Accrued income taxes                                     9,134       4,752       -           13,886
                                                       --------     -------    -------      --------
      Total current liabilities                          33,617      18,186       -           51,803
                                                       --------     -------    -------      --------
 Long-term debt                                           9,125       4,408     41,357 (c)    54,890
 Other noncurrent liabilities                            21,023        -         6,336 (d)    27,359 (d)
                                                       --------     -------    -------      --------
      Total liabilities                                  63,765      22,594     47,693       134,052
                                                       --------     -------    -------      --------
 Stockholders' equity
 Common stock                                            1,480          12         (8)(e)     1,484
 Additional paid-in capital                             249,213         534        949 (e)   250,696
 Other equity                                              (731)       -          -             (731)
 Accumulated deficit                                   (138,429)      8,092     (8,092)(e)  (138,429)
                                                       --------     -------    -------      --------
 Stockholders' equity                                   111,533       8,638     (7,151)      113,020
                                                       --------     -------    -------      --------
                                                       $175,298     $31,232    $40,542      $247,072
                                                       ========     =======    =======      ========

The unaudited pro forma consolidated condensed balance sheet has been prepared to reflect the acquisition of Aspect as if it occurred on October 31, 1997. The acquisition has been accounted for under the purchase method of accounting.

The following is a summary of the pro forma adjustments reflected in the unaudited pro forma consolidated condensed balance sheet:

        (a) Represents the cash used from cash and cash equivalents on hand paid on the acquisition date.

        (b) Includes the excess of purchase price over historical cost basis of net assets acquired, subject to allocation, of $48.1 million arising from the acquisition of Aspect.

        (c) Represents the notes payable to the prior owners ($27.9 million), and additional borrowings for the acquisition and related acquisition costs ($900 thousand).

        (d) Represents the discounted minimum future payments to the prior owners of Aspect.

        (e) Represents the elimination of the purchased equity of Aspect, plus $1.5 million in capital stock and additional paid-in capital for 38 thousand shares of the Company's stock issued at approximately a fair market value of $39.25 per share as part of the cost of the acquisition.



                          STATEMENT OF DIFFERENCES
                          ------------------------

The British pound sterling sign shall be expressed as.................   'L'